Exhibit 10.2

Case #: AE61167 Plan Name: Transamerica 401(k) Retirement Savings Plan THIS SPECIMEN PLAN DOCUMENT HAS BEEN PREPARED BY TRANSAMERICA RETIREMENT SOLUTIONS, LLC SOLELY AS A GUIDE FOR THE EMPLOYER’S ATTORNEY, SUBJECT TO HIS OR HER LEGAL REVIEW AND ADVICE. IN ADOPTING THE PLAN, CERTAIN FORMAL STEPS SHOULD BE TAKEN TO CONFIRM THE VALIDITY AND EFFECTIVE DATE OF SUCH ADOPTION. AS A GENERAL RULE, IT IS ADVISABLE TO RECORD IN THE MINUTES OF A MEETING OF THE EMPLOYER’S BOARD OF DIRECTORS A BRIEF SUMMARY OF THE ACTION TAKEN WITH RESPECT TO THE PLAN AS WELL AS A RECITATION OF THE ADOPTION DATE AND THE EFFECTIVE DATE, IF DIFFERENT. OF COURSE, THE ULTIMATE RESPONSIBILITY FOR THE TIMELY AND PROPER ADOPTION OF THE PLAN RESTS WITH THE EMPLOYER AND ITS ATTORNEY. GENERALLY, PLAN DOCUMENTS MUST BE ADOPTED BY THE END OF THE CURRENT PLAN YEAR OR, DEPENDING ON THE PROVISIONS OF THE PLAN, PRIOR TO THE APPLICABLE REMEDIAL AMENDMENT PERIOD, THE EFFECTIVE DATE, OR THE AMENDED AND RESTATED EFFECTIVE DATE OF THE PLAN. NOTE THAT FOR YOUR PLAN, IT MUST BE ADOPTED (I.E., DATED AND EXECUTED) BY THE DATE DESIGNATED BELOW . THIS PLAN MUST BE ADOPTED (SIGNED AND DATED) BY 12/31/2022. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ADOPTION AGREEMENT FOR THE TRANSAMERICA RETIREMENT SOLUTIONS, LLC PRE-APPROVED 401(K) PROFIT SHARING PLAN The undersigned Employer (the “Sponsoring Employer”) hereby adopts the Transamerica Retirement Solutions, LLCPre-approved 401(k) Profit Sharing Plan (the “Plan”), and hereby elects the following provisions: I. EMPLOYER INFORMATION A. SPONSORING EMPLOYER INFORMATION 1. Sponsoring Employer Name: Transamerica Corporation 2. Sponsoring Employer Address: 6400 C St SW Cedar Rapids IA 52499 3. Sponsoring Employer Phone Number: 319-355-8737 4. Sponsoring Employer Taxpayer Identification Number (EIN): 42-1484983 5. Sponsoring Employer’s Tax Year End: December 31st 6. Business Code: 524140 B. TYPE OF ENTITY 1. Corporation 5. S Corporation 2. Partnership 6. Professional Service Corporation 3. Sole Proprietor 7. Limited Liability Partnership 4. Limited Liability Corporation 8. Other (must be a legal entity recognized under federal income tax laws): C. CONTROLLED/AFFILIATED GROUP STATUS. Is the Sponsoring Employer a member of a controlled group or an affiliated service group (within the meaning of Code § 414(b), (c), (m), or (o))? 1. No. 2. Yes, the Employer is a member of (select all that apply): a. A controlled group. b. An affiliated service group. (If option #2 is selected, complete a Participation Agreement for each Related Participating Employer that is participating under the Plan.) D. MULTIPLE EMPLOYER PLAN. Is the Plan a multiple employer plan as defined in Code § 413(c)? 1. No. 2. Yes. (If option #2 is selected, complete a Participation Agreement for each Unrelated Participating Employer that is participating under the Plan.) E. DAVIS-BACON PLAN. Is the Plan intended to be a Davis-Bacon Plan? 1. No. 2. Yes. (If option #2 is selected, also complete Appendix D.) II. PLAN INFORMATION A. NAME OF PLAN: Transamerica 401(k) Retirement Savings Plan B. PLAN NUMBER: 003 40

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 C. PLAN YEAR 1. The Plan Year is (indicate a 12 consecutive month period - e.g., January 1 – December 31): January 1 – December 31 2. If applicable, the Plan will have a short Plan Year beginning on and ending on (indicate a period that is less than 12-consecutive months - e.g., September 1, 2012 – December 31, 2012). Thereafter, the Plan Year will end on the date specified in 1. above. D. LIMITATION YEAR. Unless otherwise elected below, the Limitation Year will be the Plan Year. 1. The Limitation Year is (indicate a 12 consecutive month period - e.g., June 1 – May 31): 2. If applicable, the Plan will have a short Limitation Year beginning on and ending on (indicate a period that is less than 12 consecutive months - e.g., September 1, 2012 – December 31, 2012). Thereafter, the Limitation Year will end on the date specified in 1. above. E. EFFECTIVE DATE 1. This is a new Plan effective . (Note: The Effective Date cannot be earlier than the first day of the Plan Year in which the Plan is adopted.) 2. This is an amendment and restatement of a plan that was originally effective January 19, 1981. The effective date of this amendment and restatement is January 1, 2022. (Note: The Effective Date cannot be earlier than the first day of the Plan Year in which the amendment and restatement is adopted.) 3. The following Elective Deferral elections are added and effective on or after the original or restated Effective Date identified in E.1. or E.2 above and may not be earlier than the date the Elective Deferral is first adopted: a. Pre-Tax Elective Deferrals Effective Date: b. Roth Elective Deferrals Effective Date: 4. Frozen Plan: This Plan was frozen effective . (After this date, the Employer and Participants may not contribute to the Plan and otherwise Eligible Employees may not become Participants. All existing account balances will become fully vested as of the effective date of the freeze stated above.) 5. Plan Termination: This Plan was terminated effective . (After this date, the Employer and Participants may not contribute to the Plan and otherwise Eligible Employees may not become Participants. All existing Account Balances will become fully vested as of the effective date of the termination stated above,) F. PLAN ADMINISTRATOR (If none is named, the Sponsoring Employer will be the Plan Administrator.) 1. Plan Administrator Name: Transamerica Corporation 2. Plan Administrator Address: 6400 C St SW Cedar Rapids, IA 52499 3. Plan Administrator Telephone: 319-355-8737 G. NAMED FIDUCIARY (If none is named, the Sponsoring Employer will be the Named Fiduciary.) 1. Named Fiduciary Name: Transamerica Corporation 2. Named Fiduciary Address: 6400 C St SW Cedar Rapids, IA 52499

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 3. Named Fiduciary Telephone: 319-355-8737 Note: The Named Fiduciary has the authority to control and manage the operation and administration of the Plan, including the power to appoint the Plan Administrator. H. CONTRIBUTION TYPES. The following contribution types are allowed and currently being made under this Plan (select all that apply): 1. Elective Deferrals. 2. Roth Elective Deferrals. 3. Voluntary After-Tax Contributions. 4. Required After-Tax Contributions. 5. Rollover Contributions. 6. Matching Contributions (Match #1). 7. Matching Contributions (Match #2). 8. Matching Contributions (Match #3). 9. Matching Contributions (Match #4). 10. Nonelective Contributions (Nonelective #1). 11. Nonelective Contributions (Nonelective # 2). 12. Nonelective Contributions (Nonelective #3). 13. Nonelective Contributions (Nonelective #4). 14. Non-QACA Safe Harbor Matching Contributions. 15. Non-QACA Safe Harbor Nonelective Contributions. 16. QACA Safe Harbor Matching Contributions. 17. QACA Safe Harbor Nonelective Contributions. 18. Qualified Matching Contributions (QMACs). 19. Qualified Nonelective Contributions (QNECs). Note: Any frozen contribution types under the Plan should be indicated separately in Appendix B. III. ELIGIBILITY AND PARTICIPATION A. EMPLOYEE EXCLUSIONS. All Employees are eligible to participate in the Plan EXCEPT for the following (complete using the employee exclusions specified below for each contribution type): Contribution Type Employee Exclusions 1. All Contributions b, c, g, k, l 2. Elective Deferrals/Roth Elective Deferrals 3. Voluntary After-Tax Contributions 4. Required After-Tax Contributions 5. Matching Contributions (Match #1) 6. Matching Contributions (Match #2) 7. Matching Contributions (Match #3) 8. Matching Contributions (Match #4) 9. Nonelective Contributions (Nonelective #1) 10. Nonelective Contributions (Nonelective #2) 11. Nonelective Contributions (Nonelective #3) 12. Nonelective Contributions (Nonelective #4) 13. Non-QACA Safe Harbor Matching Contributions 14. Non-QACA Safe Harbor Nonelective Contributions 15. QACA Safe Harbor Matching Contributions 16. QACA Safe Harbor Nonelective Contributions 17. QMACs 18. QNECs

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Employee Exclusions: a. No exclusions. b. Union Employees (unless participation in this Plan is specifically provided for in the collective bargaining agreement). c. Nonresident aliens with no U.S. source income. d. Employees compensated on an hourly basis. e. Employees compensated on a salaried basis. f. Employees compensated on a commission basis. g. Leased Employees. h. Highly Compensated Employees. i. Key Employees. j. Employees of any Controlled Group Employer (or affiliated service group Employer) that does not affirmatively adopt this Plan. k. Part-Time/Temporary/Seasonal Employees who work fewer than 1,000 (not to exceed 1,000) Hours of Service. Part-Time/Temporary/Seasonal Employees who meet the age requirement for the applicable contribution type in Section III.B. and complete the Hours of Service selected above, in either the initial eligibility computation period or the subsequent 12-month period, as elected below, will participate on the next Entry Date: i. Plan Year; or ii. Anniversary Year Note: For any part-time/temporary/seasonal Employee, the service requirement described above replaces any service requirement elected in Section III.B. Any part-time/temporary/seasonal Employee will become an Eligible Employee on the next Entry Date on or next following the date on which he first: (i) attains the minimum age requirement, if any, and (ii) completes at least 1,000 Hours of Service by no later than the last day of a computation period as defined herein or, if not defined herein, commencing on the date on which any such Employee first performs an Hour of Service and ending with the first anniversary date of the Employee’s employment commencement date and each subsequent Plan Year thereafter. l. Other: independed contractors, individuals providing services to an Employer pursuant to an agreement bweeen such an Employer and third party, and self-employed individual. (Other excluded categories must not be based on the Employee’s age or period of service that exceeds 1,000 hours in a Year/Perid of Service and must be a nondiscriminatory classification of Employees and permissible under the Internal Revenue Code). Note: The exclusion(s) entered in the blanks/fill-ins above cannot result in the group of Non- Highly Compensated Employees participating in the Plan being only those Non-Highly Compensated Employees with the lowest amount of Compensation and/or the shortest periods of service and who may represent the minimum number of these Employees necessary to satisfy coverage under Code § 410(b). Note: Exclusion of certain Employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements under Code § 410(b). The eligible group described above must be definitely determinable and cannot be subject to the discretion of the Employer. Note: Employees of any member of the controlled and/or affiliated service group Employer whose Employer does not affirmatively adopt this Plan are excluded from the Plan by the terms of the Basic Plan Document.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

B. ***ELIGIBILITY REQUIREMENTS.*** To become a Participant in the Plan, an Employee must meet the eligibility requirements set forth below *(complete the following using the age, Service and Entry Date requirements specified below for each contribution type):*

Contribution Type	***Age***	***Service***	***Entry Date***
1. All Contributions	a	a	c
2. Elective Deferrals/Roth Elective Deferrals			
3. Voluntary After-Tax Contributions			
4. Required After-Tax Contributions			
5. Matching Contributions (Match #1)			
6. Matching Contributions (Match #2)			
7. Matching Contributions (Match #3)			
8. Matching Contributions (Match #4)			
9. Nonelective Contributions (Nonelective #1)			
10. Nonelective Contributions (Nonelective #2)			
11. Nonelective Contributions (Nonelective #3)			
12. Nonelective Contributions (Nonelective #4)			
13. Non-QACA Safe Harbor Matching Contributions			
14. Non-QACA Safe Harbor Nonelective Contributions			
15. QACA Safe Harbor Matching Contributions			
16. QACA Safe Harbor Nonelective Contributions			
17. QMACs			
18. QNECs			

<u>Note</u>: *If any Nonelective Contribution under this Plan is a Prevailing Wage Contribution under a Davis-Bacon Plan, it cannot be subject to any age and Service requirements.*

<u>Note</u>: *For Matching and/or Nonelective Contributions, if more than one Year/Period of Service is selected, 100% immediate vesting is required.*

1. ***<u>Age</u>***
   a. No minimum age required.
   b. Age _____ *(may not exceed 21).*
   c. Age _____ *(may not exceed 21).*

2. ***<u>Service</u>***
   a. No minimum Service requirement.
   b. One Year/Period of Service.
   c. Two Years/Periods of Service.
   d. _____ Months of Service.
   e. _____ Months of Service.
   f. _____ Days of Service.
   g. _____ Days of Service.
   h. _____ Hours of Service.
   i. _____ Hours of Service within the _____ month(s) time period following an Employee's commencement of employment.

   <u>Note:</u> *The maximum Service requirement for elections III.B.2.d., e., f., g., h. and i. immediately above may not exceed one Year/Period of Service (1,000 Hours of Service in a 12-consecutive month period).*

   <u>Note:</u> *If the Employer elects any option that results in a Service requirement that is greater than one Year/Period of Service, then contributions subject to such requirement must be 100% vested when made.*

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DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Note: The maximum Service requirement for Elective Deferrals and Roth Elective Deferrals is one Year/Period of Service. 3. Entry Date. An Employee who has met the Plan’s eligibility requirements is eligible to become a Participant in the Plan as of the Entry Date selected below or as soon as administratively feasible thereafter: a. Immediate. b. First day of month on or next following date requirements are met. c. First day of payroll period on or next following date requirements are met. d. First day of the calendar quarter on or next following date requirements are met. e. First day of the Plan Year quarter on or next following date requirements are met. f. First day of the Plan Year or first day of 7th month of Plan Year on or next following date requirements are met. g. First day of the Plan Year nearest date requirements are met (can only apply to Employer Contributions). h. First day of the Plan Year on or next following date requirements are met. i. First day of the Plan Year during which requirements are met (can only apply to Employer Contributions). j. Other: (must specify a date that is no later than the latest date permitted under Code § 410(a)(4)). Note: Options f., g. and h. should not be selected if the eligibility service requirement in III.B.2 above is more than six months for the type of contribution or if there is an age requirement in III.B.1 of more than 20 years for the type of contribution. C. WAIVER OF ELIGIBILITY REQUIREMENTS. The service and/or age requirements specified in Section B above will be waived in accordance with the following (leave blank if there are no waivers of conditions): 1. If employed on , the requirements elected below will be waived for the following Contribution Types listed in Section III.B.: (enter Contribution Types number 1 through 18, as applicable). The waiver applies to any Eligible Employee unless c. is completed below. Such Eligible Employees will enter the Plan as of such date (select a. and/or b., AND c., if applicable): a. age requirement b. service requirement c. waiver is for: (specify which groups of Eligible Employees are subject to the waiver) 2. If this is an amendment or restatement of the Plan and the eligibility requirements are being modified with the adoption of this Adoption Agreement, then all Eligible Employees must satisfy the eligibility requirements set forth in B. above, unless one of the options below is selected: a. The eligibility requirements set forth in B. above only apply to Eligible Employees who were not Participants as of the effective date of this modification. b. The eligibility requirements set forth in B. above only apply to individuals who were hired on or after the effective date of this modification. IV. SERVICE CREDITING A. METHOD FOR DETERMINING SERVICE 1. Not applicable for the following purposes (select only if there is no service requirement): a. All purposes. b. Eligibility to participate in the Plan. c. Vesting. d. Employer Contributions utilizing a service-based formula (note that the computation period used to credit a Period of Service for this purpose will be based on the anniversary of the Employee’s date of hire (Anniversary Year basis)).

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 2. Elapsed Time. The Elapsed Time Method will be used for the following purposes (select all that apply): a. All purposes. b. Eligibility to participate in the Plan. c. Vesting. d. Employer Contributions utilizing a service-based formula (note that the computation period used to credit a Period of Service for this purpose will be based on the anniversary of the Employee’s date of hire (Anniversary Year basis)). 3. Hours of Service. The Hours of Service Method will be used for the following purposes (select all that apply): a. Eligibility to participate in the Plan. The initial eligibility computation period is based on employment anniversary. The eligibility computation period after the initial eligibility computation period will (select one): i. Shift to the first Plan Year (Plan Year basis) that commences prior to the first anniversary of the Employee’s date of hire (and subsequent Plan Years thereafter). ii. Be based on the anniversary of the Employee’s date of hire (Anniversary Year basis). b. Vesting. The vesting computation period will be (select one): i. Based on the Plan Year (Plan Year basis). ii. Based on the anniversary of an Employee’s date of hire (Anniversary Year basis). c. Employer Contributions utilizing a service-based formula. For the allocation of Employer Contributions, the computation period used to credit a Year of Service will be the (select one): i. Plan Year ii. Anniversary Year AND, the calculation of Hours of Service will (select one of d. or e. if applicable): d. e. Be based on actual hours worked. Use an equivalency (Equivalency Method) based on periods of employment that credits Hours of Service at a rate of (select as applicable): i. Days worked (10 hours per day). ii. Weeks worked (45 hours per week). iii. Semi-monthly payroll periods worked (95 hours per semi-monthly pay period). iv. Months worked (190 hours per month). AND the Equivalency Method will apply to all Employees, unless selected below: v. The Equivalency Method only applies to Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, eligibility will be determined based on actual hours worked. f. Number of Hours of Service Required. Instead of 1,000 Hours of Service, Year of Service means the applicable computation period during which an Employee has completed at least (complete as applicable): i. 1,000 (not to exceed 1,000) Hours of Service for purposes of eligibility to participate in the Plan. ii. (not to exceed 1,000) Hours of Service for purposes of vesting.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

iii. ☐ _____ *(not to exceed 1,000)* Hours of Service for purposes of ***Employer Contributions utilizing a service-based formula***.

B. ***FORFEITURE OF YEARS/PERIODS OF SERVICE***. All Years/Periods of Service under the Plan for purposes of eligibility and vesting are counted unless *(select 1. and/or 2., as applicable)*:

1. ☐ For purposes of eligibility:
   a. ☐ Forfeited on the date a non-vested Participant incurs 5 consecutive one-year Breaks in Service *("rule of parity" as defined in Section 2.5(b)(ii) of the Basic Plan Document)*
   b. ☐ Forfeited based on the following rule: _____ *(cannot be less favorable than the "rule of parity" as defined in Section 2.5(b)(ii) of the Basic Plan Document and must be permissible under the Internal Revenue Code)*

2. ☐ For purposes of vesting:
   a. ☐ Forfeited on the date a non-vested Participant incurs 5 consecutive one-year Breaks in Service *("rule of parity" as defined in Section 2.5(b)(ii) of the Basic Plan Document)*
   b. ☐ Forfeited based on the following rule: _____ *(cannot be less favorable than the "rule of parity" as defined in Section 9.4(b) of the Basic Plan Document and must be permissible under the Internal Revenue Code)*

C. ***REINSTATEMENT OF YEARS OF SERVICE BEFORE A BREAK IN SERVICE***. Years/Periods of Service under the Plan completed before a Break in Service that are required to be taken into account for purposes of eligibility and vesting will be taken into account as follows *(for all contribution types except Elective Deferrals and Roth Elective Deferrals)*:

1. ☐ On the date an Employee is reemployed and completes an Hour of Service with a Controlled Group Employer if such Hour of Service is completed prior to the date on which the Employee incurs 5 consecutive one-year Breaks in Service.

2. ☐ Based on the following rule: _____ *(cannot be later than the date on which the Participant has completed one (1) Year/Period of Service after returning to employment).*

D. ***SERVICE WITH UNRELATED PREDECESSOR EMPLOYERS*** *(select one)*:

1. ☒ Not recognized under the Plan.

2. ☐ Recognized for all unrelated predecessor employers for all purposes under the Plan.

3. ☐ Recognized, but only as follows (*complete as applicable*):

Name of Unrelated Predecessor Employer	***Eligibility***	***Vesting***	***Employer Contribution Allocation***
a. All Unrelated Predecessor Employers	☐	☐	☐
b.	☐	☐	☐
c.	☐	☐	☐
d.	☐	☐	☐

Note: *If the unrelated predecessor Employer(s) maintained this Plan, then Years/Periods of Service with such Employer(s) must be recognized under the Plan regardless of any selection above.*

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DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

V. COMPENSATION

A. ***COMPENSATION.*** Compensation with respect to any Participant means *(select the definition of Compensation and the Compensation Determination Period for each contribution type from the options given below):*

Contribution Type	*Compensation Definition*	*Compensation Determination Period*
1. All Contributions	c	a
2. Elective Deferrals/Roth Elective Deferrals		
3. Voluntary After-Tax Contributions		
4. Required After-Tax Contributions		
5. Matching Contributions (Match #1)		
6. Matching Contributions (Match #2)		
7. Matching Contributions (Match #3)		
8. Matching Contributions (Match #4)		
9. Nonelective Contributions (Nonelective #1)		
10. Nonelective Contributions (Nonelective #2)		
11. Nonelective Contributions (Nonelective #3)		
12. Nonelective Contributions (Nonelective #4)		
13. Non-QACA Safe Harbor Matching Contributions		
14. Non-QACA Safe Harbor Nonelective Contributions		
15. QACA Safe Harbor Matching Contributions		
16. QACA Safe Harbor Nonelective Contributions		
17. QMACs		
18. QNECs		
19. ADP/ACP Test	N/A	N/A

1. ***Compensation Definition***
   - a. Wages, tips and other compensation on Form W-2 (Code § 6041/6051).
   - b. Code § 3401(a) wages (wages for withholding purposes).
   - c. 415 safe harbor compensation.

Note: *All of the above Compensation definitions include all pre-tax contributions unless elected as a Compensation exclusion below.*

Note: *The 415 safe harbor Compensation definition must be used, and will be deemed elected, for the following purposes: Top Heavy and Key Employee determinations, the Highly Compensated Employee determination and Code § 415 limitations. Note: All of the Compensation definitions under 1. directly above satisfy the requirements of Code § 415.*

2. ***Compensation Determination Period.*** Compensation will be based on the following Determination Period:
   - a. The Plan Year while a Participant.
   - b. The Plan Year.
   - c. The Employer's fiscal year ending with or within the Plan Year.
   - d. The calendar year ending with or within the Plan Year.

B. ***COMPENSATION DOLLAR LIMITATION.*** Compensation will be limited to the Code § 401(a)(17) limit of $200,000 (as indexed) for all contributions other than Elective Deferrals/Roth Elective Deferrals, ***UNLESS*** the following box is selected *(select if applicable and enter dollar amount and name of applicable contribution types. This election cannot be selected for any contributions that are based on a permitted disparity allocation formula. Enter "All" if limit applies to all contribution types under the Plan):*

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DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Compensation of less than the Code § 401(a)(17) limit of $200,000 (as indexed) will be used in the following amount: $, and for the following contribution types (enter the applicable contribution types - see Section II.H above for a list of this Plan’s contribution types): . Note: If a reduced Compensation limit is elected in Section V.B. herein, additional nondiscrimination testing will be required to determine if the definition of Compensation as modified, satisfies Code Section 414(s). Note: If a reduced Compensation limit is elected in Section V.B. herein, this reduction shall not apply to Employees who are Non-Highly Compensated Employees relating to any safe harbor contributions, including options 13-16 in Section V.A. above. C. DEEMED SECTION 125 COMPENSATION. The Employer elects to include deemed § 125 Compensation not available to a Participant in cash in lieu of group health coverage in the Plan’s definition of Compensation. Note: A definition of Compensation that otherwise satisfied Code § 415(c)(3) will not fail to satisfy § 415(c)(3) merely because it is amended to incorporate deemed Code § 125 compensation as provided for in Rev. Rul. 2002-27. If this option is selected, and the definition of Compensation incorporates deemed § 125 compensation, the Plan must apply uniformly to all Employees with respect to whom amounts subject to § 125 limit are included in Compensation. D. COMPENSATION EXCLUSIONS. Compensation will be reduced by (select any exclusions from Compensation for each contribution type from the options given below): Contribution Type Compensation Exclusions 1. All Contributions l 2. Elective Deferrals/Roth Elective Deferrals 3. Voluntary After-Tax Contributions 4. Required After-Tax Contributions 5. Matching Contributions (Match #1) 6. Matching Contributions (Match #2) 7. Matching Contributions (Match #3) 8. Matching Contributions (Match #4) 9. Nonelective Contributions (Nonelective #1) 10. Nonelective Contributions (Nonelective #2) 11. Nonelective Contributions (Nonelective #3) 12. Nonelective Contributions (Nonelective #4) 13. Non-QACA Safe Harbor Matching Contributions 14. Non-QACA Safe Harbor Nonelective Contributions 15. QACA Safe Harbor Matching Contributions 16. QACA Safe Harbor Nonelective Contributions 17. QMACs 18. QNECs Compensation Exclusions: a. No exclusions. b. Elective deferrals under this Plan and all elective contributions not includible in gross income under Code §§ 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b), or 457(b). c. Overtime. d. Bonuses. e. Commissions. f. Holiday and vacation pay. g. Reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 h. Certain post-severance payments that would otherwise have been made while the Participant was employed: (i) accrued bona fide sick, vacation and other leave; and (ii) distributions from a nonqualified unfunded deferred compensation plan. i. Differential Wage Payments. j. Exclusion applies only to Participants who are Highly Compensated Employees. k. Compensation in excess of $ for Highly Compensated Employees. l. Other: i) payments from and amounts deferred under all NQDC plans; ii) NQDC contributions; iii) stock compensation received as long-term incentive pay covering a performance period of more than one year; iv) income generated from stock options or attributable to the exercise of stock options; v) severace pay, whether in a lump sum or through salary continuation; vi) settlements in connection with termination of employment; vii) mathing contributions to this Plan or any NQDC plan; viii) overpayment, whether or not corrected; ix) cash payments from insurance or other employee benefits programs, such as medical, dental and long-term disability benefits; x) cash and non-cash prizes; xi) teaching fees; xii) no-cash compensation whether or not taxable during the period, including but not limited to the imputed value of group term life insurance; xiii) the value of non-cash fringe benefits, including non-cash incentive awards and financial planning services; xiv) reimbursement expenses, including but not limited to the value of Employer-paid moving expenses, including mortgage subidy payment, auto lease and rental payments, education expenses and reimbursements, and reimbursed expenses for adoption assistance (except in the case of adoption assistance reimbursements provided by means of salary reduction through a cafeteria plan); xv) state disability insurance refunds; xvi) income resulting from elections under Code Section 83(b); xvii) income resulting from property vesting pursuant to Code Section 83; xviii) any special compensation paid on account of assignment in foreign countries, including but not limited to cost of living payments or tax equalization or tax gross- up payments; xix) hiring and other bonuses not related to performance (including retention incentives and employee referral bonuses); xx) special compensation paid as a result of or in connection with an acquisition or diverstiture of an Employer or of a division, operating location or other business unit of an Employer, regardless of whether related to performance, unless the Employer amends the Plan to recognize such special compensation as Compensation under the Plan; xxi) short-term incentive compensation plan payments thatare n o t b as ed o n th e Pa rtic i p an t’s p e rfo rm a nc e ; xxii) group term life coverage in excess of $50,000 (Code Section 79); xxiii) flex credits received as cash; xxiii) taxable business expense reimbursement or allowance. (must be definitely determinable and permissible under the Internal Revenue Code). Note: Selecting any one or more of the exclusion from Compensation options a., b., g., h., j. and k. above will satisfy the design-based safe harbor requirements described in the regulations under Code § 414(s) and will be deemed to not discriminate in favor of Highly Compensated Employees. If the exclusions are limited to these exclusions, testing under Code § 414(s) will not be required. The exclusions c., d., e., f., i. and l. above do not fall under the design-based safe harbor definitions of Compensation described in the regulations under Code § 414(s) and require the definition to be tested to determine if the definition of Compensation as modified satisfies Code § 414(s). VI. EMPLOYEE CONTRIBUTIONS A. ELECTIVE DEFERRALS 1. Deferral Limit. Participants will be permitted to make Elective Deferrals subject to the minimum contribution and/or maximum contribution requirement (select all that apply and complete as applicable): a. Up to %. b. From 1% (whole percent not to exceed 1%) to 100%. c. In any amount up to the maximum amount allowed by law under Code §§ 415 and 402(g). d. In a flat dollar amount from a minimum of $ (whole dollar amount not to exceed $100) to a maximum of $ . e. Highly Compensated Employees may defer up to % or $ . f. Bonus Election: A Participant may make a separate election to defer up to 100% or $ of any bonus or other incentive compensation (may not exceed 100% or the dollar limits, as adjusted, in Code §§ 402(g) and 414(v), as applicable).

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 2. Age 50 Catch-Up Elective Deferrals. May eligible Participants make Age 50 Catch-Up Elective Deferrals to the Plan (select a. or b. (but not both))? a. No. b. Yes 3. Roth Elective Deferrals. May eligible Participants make Roth Elective Deferrals to the Plan (select one)? a. No. b. Yes. B. AUTOMATIC ELECTIVE DEFERRALS The Plan does not provide for Automatic Elective Deferrals – skip this section. 1. Type of Automatic Elective Deferral Feature (select one of the three bulleted boxes directly below as applicable, and then complete the corresponding instructions, as applicable): a. Automatic Contribution Arrangement (ACA) b. Eligible Automatic Contribution Arrangement (EACA) An EACA must be added at the beginning of a Plan Year (unless added only for new hires) and notice of the EACA must be provided to Employees prior to the beginning of such Plan Year. Select an EACA only if you want to take advantage of the 6 months testing extension (see section ii.(A) below) and/or permissible withdrawals (see ii. directly below) Do not select an EACA if you wish to apply an escalation provision to everyone in the Plan, and not just to Participants deferring at the Automatic Percentage as defined below.} i. Permissible Withdrawals Under an EACA (select one): A “permissible withdrawal” is any refund of all Elective Deferrals requested by the Employee within 90 days of the first Elective Deferral being contributed to the EACA on behalf of the Employee. a Permissible withdrawals are permitted -- Employees may withdraw Elective Deferrals with attributable earnings from the Plan no later than 90 days after the date the first Automatic Percentage is deducted from the Employee's b. paycheck. Permissible withdrawals are not permitted. ii. EACA nondiscrimination testing extension election (to select this option, all eligible Employees must be covered by the EACA. This option must be added at the beginning of the Plan Year. Selecting this option will allow Plan to be eligible for the six (6) month extension that applies to the timing requirement of a distribution of Excess Contributions or Excess Aggregate Contributions. Selecting this option requires that ALL eligible Employees make an affirmative election or be automatically enrolled in the Plan. Selecting this option requires that the Employer provide an annual EACA notice to ALL eligible Employees, including those who have made an affirmative deferral election.} c. Qualified Automatic Contribution Arrangement (QACA) – do not complete this section; instead complete Section VIII.B.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 d. Addition/Change/No Change of Automatic Enrollment Provision Note: Plans with existing ACA/EACA might elect changes to current provision; may change existing Automatic Elective Deferral Feature to an ACA or EACA; or plan may be restating their document with no changes to existing ACA/EACA Provisions. i. Addition of an automatic elective deferral feature under the Plan (select this option if Plan is implementing an ACA or EACA for the first time. In such case, complete option regarding excluded groups directly below (if applicable), and subsections below, as applicable.) ii. Changes to an existing automatic elective deferral feature under the Plan (select this option if Plan is making changes to its current ACA or EACA or is changing its existing automatic elective deferral feature under the Plan to an ACA or EACA (e.g., change from an EACA or QACA to an ACA, or from an ACA or QACA to an EACA). In either case, complete option regarding excluded groups directly below (if applicable), and subsections below, as applicable.) iii. Plan restatement with no changes to the current ACA or EACA provisions under the Plan (complete option regarding excluded groups directly below (if applicable), and subsections below, as applicable.) e. The following group(s) of eligible Employees are not covered by the ACA or EACA (insert excluded groups, if applicable): [Complete only if the Employer is excluding any groups from the ACA or an EACA. Note that this is not intended to be the same as the employee class exclusions in your Plan, as reflected in Section III.A herein.] 2. Escalation/Expiration of Affirmative Election: - An EACA must have one Automatic Percentage under the Plan. - Any escalation provision must apply to all Participants who are deferring at the Automatic Percentage with no affirmative election. a. Annual increase in Automatic Percentage (“escalation percentage”). b. Annual increase applicable to affirmative election percentage (“escalation percentage”) (Applicable to ACAs only) Note: In order to apply increase to affirmative elections, the automatic percentage must be increased. If selected, the Automatic Percentage or affirmative election percentage will be increased by 1% each year up to a maximum elective deferral Percentage of 10 % Note: Option (b) above is applicable to ACAs only, and selecting this option requires that the Employer provide an annual Notice to ALL eligible Employees who are subject to the escalation provision, including those who have made an affirmative deferral election. This option (b) should also be completed if election “Expiration of Affirmative Election” below is selected and affirmative elections will be increased by the escalation percentage instead of increasing to the plan-level Automatic Percentage. If Annual Increase applicable to affirmative election percentage is selected, an escalation provision will apply to any Plan Participant selected below who has made an affirmative election, until the first time such Participant opts out of this escalation, unless Annual Expiration of Affirmative Elections is selected (available to ACA only). Note: The same escalation percentage and maximum elective deferral percentage must apply to all Participants who are subject to escalation. Note: Any escalation applicable to an EACA must apply to all Participants who are deferring at an Automatic Percentage with no affirmative election.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 c. Timing of Increase in Automatic Percentage and/or Affirmative Elections i. Increases will occur annually as soon as administratively feasible on or after (check one box below and insert applicable increase date): a. First day of the Plan Year b. Anniversary of the Participant’s automatic enrollment c Specific increase date (notice to Participants must be provided at least 30 days in advance): ii. Wait period for Plan’s initial auto-enrollment Automatic Percentage or affirmative election Percentage escalation is as follows (select one box and complete as applicable. Note that wait period is not applicable to expiration; and for plans selecting “Anniversary of the Participant’s automatic enrollment” as the increase date (option 2 above)), there should be no wait period indicated in (2) below and option (1) should be selected): a. No wait period. b. The Automatic Percentage or Elective Deferral Percentage will remain in effect for a month period before the first annual increase occurs (wait period is the period prior to initial date of increase). d. Annual Expiration of Prior Affirmative Elections. As soon as administratively feasible on or after (mm/dd) -- insert date elected by the Employer) of each year, existing affirmative elections will expire, and such elections of the eligible Employees selected below will be automatically increase , unless they affirmatively elect not to participate or to participate at a different deferral percentage (select all that are applicable): Annual Expiration of Prior Elections Comments: - Any Participant who is deferring at or above the Plan’s maximum Automatic Percentage for the current Plan Year will continue to defer at such rate, unless the Participant makes some other affirmative election. 3. Coverage of ACA or EACA Feature: The Employer elects the applicable coverage provisions for the ACA or an EACA which shall be applied as follows (check all that apply and boxes (A) or (B) below, as applicable. For changes to existing automatic deferral provisions, select only the provisions that are changing. For plan restatements with no changes to their current ACA or EACA, enter current plan provisions in (B) below): An EACA can allow only limited changes to the covered group during the Plan Year. If the ACA/EACA is being added for the first time, select “N/A” under “Previously Auto- Deferred Group”. If the Automatic Percentage is being changed, select appropriate covered groups. Under the selected groups, indicate any change in Automatic Percentage by checking off the second option (“Change in Automatic Percentage”) and indicate new percentage. If no change in the Automatic Percentage for the selected groups, or this is a plan restatement with no changes to the current Automatic Percentage, select the first option (“Current Automatic Percentage”) and indicate the current percentage. Note: Combined election of Expiration and Escalation is ONLY available for ACA. Combined election of Escalation and Annual increase applicable to affirmative election percentage is ONLY available for ACA. . Auto-Deferral Escalation Expiration (if escalation is selected, also complete Section ii. (Escalation) below) (1) N/A Previously Auto-Deferred Group: Participants who are deferring at an Automatic Percentage with no

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 affirmative election (select one, as applicable). N/A (Plan Implementing an ACA/EACA for the First Time). Current Automatic Percentage: 3% Change in Automatic Percentage: % (2) N/A Newly Hired Employees: Employees hired on or after the Effective Date entered in Section II.E above (select one, as applicable). Current Automatic Percentage: 3% Change in Automatic Percentage: % (3) N/A Newly Eligible Employees: Employees who have not met the Plan’s eligibility requirements as of the date immediately preceding the Effective Date entered in Section II.E above (select one, as applicable). Current Automatic Percentage: 3% Change in Automatic Percentage: % (4) Current Participants (other than newly Eligible Employees): Automatic Percentage: %. Applies to the following groups of Employees under the Plan (select all that are applicable): (i) Employees who are eligible to participate but not deferring under the Plan as of the Effective Date entered in Section II.E above. NOTE: If EACA, any participant whose affirmative election is expired, will be enrolled at the Automatic Percentage. (ii) Participants who are deferring at a percentage less than the Automatic Percentage as of the Effective Date entered in Section II.E above. NOTE: If EACA, any participant whose affirmative election is expired, will be enrolled at the Automatic Percentage. (iii) Participants who are deferring at a percentage equal to the Automatic Percentage as of the Effective Date entered in Section II.E above. NOTE: If EACA, any participant whose affirmative election is expired, will be enrolled at the Automatic Percentage. (iv) Participants who are deferring at a percentage above the Automatic Percentage and below the Plan’s maximum Automatic Percentage shall have their Elective Deferrals increased as elected in Section 2(B) as of the Effective Date entered in Section II.E above (applicable to ACAs only, and only for purposes of escalation with/or without expiration). (v) Participants who are deferring less than the Plan’s Automatic Percentage shall have their current Elective Deferrals increase as elected in Section 2(B) as of the Effective Date

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 entered in Section II.E above (applicable to ACAs only, and only for purposes of escalation with/or without (vi) Participants who are deferring equal to the Plan’s Automatic Percentage shall have their current Elective Deferrals increase as elected in Section 2(B) as of the Effective Date entered in Section II.E above (applicable to ACAs only, and only for purposes of escalation with/or without expiration) (vii) Employees who are eligible to participate but not deferring shall have their Elective Deferrals increase as elected in Section 2(B) as of the Effective Date entered in Section II.E above (applicable to ACAs only, and only for purposes of escalation with/or without expiration) C. VOLUNTARY AFTER-TAX CONTRIBUTIONS. The Plan does not allow Voluntary After-Tax Contributions unless otherwise selected below (select and complete as applicable): 1. Participants may make Voluntary After-Tax Contributions in an amount from % (whole percent not to exceed 1%) to % of Compensation. 2. Participants may make Voluntary After-Tax Contributions of $ (whole dollar amount not to exceed $100) to $ . 3. Participants may make Voluntary After-Tax Contributions up to the maximum permitted by law. 4. The maximum combined limit of Elective Deferrals, Roth Elective Deferrals, and Voluntary After-Tax Contributions will not exceed % or $ . D. REQUIRED AFTER-TAX CONTRIBUTIONS. The Plan does not allow Required After-Tax Contributions unless otherwise selected below (select and complete as applicable): 1. Participants are required to make Required After-Tax Contributions in an amount of % of Compensation. 2. Participants are required to make Required After-Tax Contributions of a flat dollar amount of $ . 3. The maximum combined limit of Elective Deferrals, Roth Elective Deferrals, and Required After-Tax Contributions will not exceed % or $ . E. EMPLOYEE CONTRIBUTION MODIFICATIONS 1. A Participant may modify the rate of Elective Deferrals as of (select one): a. The beginning of each payroll period. b. The first day of each month. c. The first day of each quarter. d. The first day of each semi-annual period. e. The first day of each Plan Year. f. Other: (must be other than above and at least once per Plan Year). 2. The option selected in E.1 above will apply to all applicable Employee Contributions unless otherwise elected below. A Participant may modify the rate of Voluntary After-Tax Contributions as of (select one if applicable): a. The beginning of each payroll period. b. The first day of each month. c. The first day of each quarter. d. The first day of each semi-annual period. e. The first day of each Plan Year. f. Other: (must be other than above and at least once per Plan Year).

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 3. A Participant may reinstate Elective Deferrals as of (select one): a. The beginning of each payroll period. b. The first day of each month. c. The first day of each quarter. d. The first day of each semi-annual period. e. The first day of each Plan Year. f. Other: (must be other than above and at least once per Plan Year). 4. The option selected in E.3 above will apply to all applicable Employee Contributions unless otherwise elected below. A Participant may reinstate Voluntary After-Tax Contributions as of (select one if applicable): a. The beginning of each payroll period. b. The first day of each month. c. The first day of each quarter. d. The first day of each semi-annual period. e. The first day of each Plan Year. f. Other: (must be other than above and at least once per Plan Year). F. ROLLOVER CONTRIBUTIONS (select 1. or 2. (but not both), and if applicable, 3., 4., and/or 5.): 1. The Plan will not accept Rollover Contributions. 2. The Plan will accept Rollover Contributions, which may be made (select one): a. Prior to meeting the eligibility requirements for Plan participation. b. After meeting the eligibility requirements for Plan participation. 3. The Plan will accept a direct rollover of an Eligible Rollover Distribution from the following types of Eligible Retirement Plans (select each that applies or none): a. A qualified plan described in Code § 401(a) or 403(a), excluding Voluntary After-Tax Contributions. b. A qualified plan described in Code § 401(a) or 403(a), including Voluntary After-Tax Contributions. c. A plan described in Code § 403(b), excluding Voluntary After-Tax Contributions. d. A plan described in Code § 403(b), including Voluntary After-Tax Contributions. e. An eligible plan under Code § 457(b) that is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state. f. If the Plan allows Roth Elective Deferrals, a Roth elective deferral account described in Code § 402A. 4. The Plan will accept a Participant rollover contribution of an Eligible Rollover Distribution from the following types of Eligible Retirement Plans (select each that applies or none): a. A qualified plan described in Code § 401(a) or 403(a). b. A plan described in Code § 403(b). c. An eligible plan under Code § 457(b) that is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state. d. An individual retirement account or annuity described in Code § 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includable in gross income. 5. In-Plan Roth Conversion Contributions (can only be selected if Plan allows for Roth Elective Deferrals): The Plan will, as soon as administratively feasible following a Roth conversion election made under the Plan and subject to any limitation under the Plan’s administrative guidelines, accept an In-Plan Roth Conversion Contribution to a designated Roth account under the Plan. Unless any option below is selected, only amounts that are distributable under the Plan may be included in an In-Plan Roth Conversion Contribution.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 a. An In-Plan Roth Conversion Contribution may include amounts that are otherwise distributable under the Code (even if such amounts are not distributable under the Plan). b. An In-Plan Roth Conversion Contribution may include any amounts permissible under the Code, including amounts that are otherwise non-distributable under the Code (if made by a direct rollover). VII. EMPLOYER CONTRIBUTIONS A. DISCRETIONARY MATCHING CONTRIBUTIONS. The Employer will have the right to make discretionary Matching Contributions under the Plan, as further described and defined in Section A.1., A.2., A.3. and/or A.4. below (select and complete 1., 2., 3. and/or 4. below as applicable): 1. Matching Contribution #1 a. Matching Contribution #1 will match the following contribution types (complete if applicable and select all of i. – vi. that apply AND one of vii. or viii.): i. Elective Deferrals (including Roth Elective Deferrals, if applicable). ii. Catch-Up Contributions (note: if the Plan is a safe harbor plan, Catch-Up Contributions must be matched if otherwise eligible). iii. Voluntary After-Tax Contributions. iv. Required After-Tax Contributions. v. 403(b) Deferrals (made to an existing 403(b) plan sponsored by the Employer, the name of which is: ). vi. 457(b) Deferrals (made to an existing 457(b) plan sponsored by the Employer, the name of which is: ). and vii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #1 will be disregarded in determining the amount of Matching Contribution #1 to be allocated to such Participant. viii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #1 will be included in determining the amount of Matching Contribution #1 to be allocated to such Participant. b. Formula for Matching Contribution #1 (select one, and complete as applicable): i. Discretionary Match: The Employer will have the right to make a discretionary Matching Contribution, which will be determined by the Employer with respect to each Plan Year’s eligible Participants. The Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Matching Contributions will be made in accordance with a formula that conforms to the elections available under this Section VII.A.1.b. If such written action is not taken prior to the first day of the Plan Year, any Matching Contribution made for the Plan Year will be allocated in proportion to the match eligible contributions as indicated above in Section VII.A.1.a. ii. Percentage of Deferral Match: The Employer may contribute to each eligible Participant an amount equal to % of the first % of Compensation the Participant contributes as the contribution types selected in a. above, as applicable. There will be no Matching Contribution in excess of % of Compensation or $ , whichever is less.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iii. Percentage of Compensation Match: The Employer may contribute to each eligible Participant an amount equal to % of Compensation if the eligible Participant contributes at least % (whole percent not to exceed 3%) of Compensation. iv. Uniform Dollar Match: The Employer may contribute to each eligible Participant an amount equal to $ if the Participant contributes at least % (whole percent not to exceed 3%) of Compensation or $ (whole dollar amount not to exceed $300). The Matching Contribution will be made up to a maximum of % of Compensation or $ . v. Tiered Match: The Employer may contribute to each eligible Participant an amount equal to (add additional tiers if necessary): % of the first % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed. Note: If this is a safe harbor plan that satisfies the ACP Test Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then the rate of Matching Contribution specified above cannot increase as the deferral/contribution rate increases. vi. Years/Periods of Service Match: The Employer may contribute to each eligible Participant an amount equal to a uniform percentage of the amount such Participant contributes as the contribution types selected in a. above, as applicable, based on the Participant’s Years of Service (Periods of Service if the Elapsed Time method of crediting service is selected), as follows (add additional tiers if necessary): Years/Periods of Service Matching Percentage % % % vii. Proportionate Compensation Match: The Employer may contribute to each eligible Participant who defers/contributes at least % (whole percent not to exceed 3%) of Compensation an amount equal to the product of multiplying such Matching Contribution by a fraction, the numerator of which is the Participant’s Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation and which may not exceed the Annual Addition limit for the Plan Year. Note: The contribution formulas i., ii., iii. and iv. satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4) as long as the definition of Compensation satisfies Code §414(s). The contribution formulas v., vi. and vii. do not satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4). If the Tiered Match (option v. above), Years/Periods of Service Match (option vi. above) or Proportionate Compensation Match (option vii. above) is selected, the allocation must satisfy the nondiscrimination requirements of the Code to the extent applicable. c. Matching Contribution #1 Computation Period. Matching Contribution #1 will be calculated on the following basis (select one):

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii. Bi-weekly vii. Semi-annually iv. Semi-monthly viii. Annually d. Limits on Matching Contribution #1 (select all that apply and complete as applicable): i. Annualization (true-up) of Matching Contribution #1 (do not select if c.viii. above is selected): The Employer elects to annualize (true-up) Matching Contribution #1. ii. Maximum Limit for Matching Contribution #1: In no event will Matching Contribution #1 exceed % of Compensation, or $ . If elected, this limit applies to the total of all Elective Deferrals, Roth Elective Deferrals, Catch-Up Contributions, Voluntary After-Tax Contributions, and Required After-Tax Contributions made to the Plan for the Plan Year. Note: If this is a safe harbor Plan that satisfies the Non-QACA or QACA Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then any discretionary match(es) (including this Matching Contribution #1 and any Matching Contribution #2, #3, #4 and/or any Qualified Matching Contribution below) shall not exceed a total of four percent (4%) of each Employee’s Compensation, shall not be made on elective deferrals in excess of six percent (6%) of Compensation, the rate of contribution cannot increase as a Participant’s Elective Deferrals increase, no HCE can receive a greater rate of contribution than an NHCE at the same rate of Elective Deferrals, and no allocation requirement may be imposed to receive the match(es) to be deemed an additional discretionary Permissible Matching Contribution in Addition to Safe Harbor Contributions. Any Matching Contribution that does not satisfy such requirements will be deemed a discretionary contribution that will be subject to nondiscrimination testing. Any Eligible Employee is permitted to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions. e. Allocation Requirements for Matching Contribution #1 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Matching Contribution #1. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation requirement selected must be analogous to one of the above elections and not discriminate in favor of Highly Compensated Employees). 2. Matching Contribution #2 a. Matching Contribution #2 will match the following contribution types (complete if applicable, and select all of i. – vi. that apply AND one of vii. or viii.): i. Elective Deferrals (including Roth Elective Deferrals, if applicable). ii. Catch-Up Contributions (note: if the Plan is a safe harbor plan, Catch-Up Contributions must be matched if otherwise eligible). iii. Voluntary After-Tax Contributions. iv. Required After-Tax Contributions. v. 403(b) Deferrals (made to an existing 403(b) plan sponsored by the Employer, the name of which is: ). vi. 457(b) Deferrals (made to an existing 457(b) plan sponsored by the Employer, the name of which is: ). and vii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #2 will be disregarded in determining the amount of Matching Contribution #2 to be allocated to such Participant. viii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #2 will be included in determining the amount of Matching Contribution #2 to be allocated to such Participant. b. Formula for Matching Contribution #2 (select one, and complete as applicable): i. Discretionary Match: The Employer will have the right to make a discretionary Matching Contribution, which will be determined by the Employer with respect to each Plan Year’s eligible Participants. The Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Matching Contributions will be made in accordance with a formula that conforms to the elections available under this Section VII.A.1.b. If such written action is not taken prior to the first day of the Plan Year, any Matching Contribution made for the Plan Year will be allocated in proportion to the match eligible contributions as indicated above in Section VII.A.1.a. ii. Percentage of Deferral Match: The Employer may contribute to each eligible Participant an amount equal to % of the first % of Compensation the

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Participant contributes as the contribution types selected in a. above, as applicable. There will be no Matching Contribution in excess of % of Compensation or $ , whichever is less. iii. Percentage of Compensation Match: The Employer may contribute to each eligible Participant an amount equal to % of Compensation if the eligible Participant contributes at least % (whole percent not to exceed 3%) of Compensation. iv. Uniform Dollar Match: The Employer may contribute to each eligible Participant an amount equal to $ if the Participant contributes at least % (whole percent not to exceed 3%) of Compensation or $ (whole dollar amount not to exceed $300). The Matching contribution will be made up to a maximum of % of Compensation or $ . v. Tiered Match: The Employer may contribute to each eligible Participant an amount equal to (add additional tiers if necessary): % of the first % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed. Note: If this is a safe harbor plan that satisfies the ACP Test Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then the rate of Matching Contribution specified above cannot increase as the deferral/contribution rate increases. vi. Years/Periods of Service Match: The Employer may contribute to each eligible Participant an amount equal to a uniform percentage of the amount such Participant contributes as the contribution types selected in a. above, as applicable, based on the Participant’s Years of Service (Periods of Service if the Elapsed Time method of crediting service is selected), as follows (add additional tiers if necessary): Years/Periods of Service Matching Percentage % % % vii. Proportionate Compensation Match: The Employer may contribute to each eligible Participant who defers/contributes at least % (whole percent not to exceed 3%) of Compensation an amount equal to the product of multiplying such Matching Contribution by a fraction, the numerator of which is the Participant’s Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation and which may not exceed the Annual Addition limit for the Plan Year. Note: The contribution formulas i., ii., iii. and iv. satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4) as long as the definition of Compensation satisfies Code §414(s). The contribution formulas v., vi. and vii. do not satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4). If the Tiered Match (option v. above), Years/Periods of Service Match (option vi. above) or Proportionate Compensation Match (option vii. above) is selected, the allocation must satisfy the nondiscrimination requirements of the Code to the extent applicable.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 c. Matching Contribution #2 Computation Period. Matching Contribution #2 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii. Bi-weekly vii. Semi-annually iv. Semi-monthly viii. Annually d. Limits on Matching Contribution #2 (select all that apply and complete as applicable): i. Annualization (true-up) of Matching Contribution #2 (do not select if c.viii. above is selected): The Employer elects to annualize (true-up) Matching Contribution #2. ii. Maximum Limit for Matching Contribution #2: In no event will Matching Contribution #2 exceed % of Compensation, or $ . If elected, this limit applies to the total of all Elective Deferrals, Roth Elective Deferrals, Catch-Up Contributions, Voluntary After-Tax Contributions, and Required After-Tax Contributions made to the Plan for the Plan Year. Note: If this is a safe harbor Plan that satisfies the Non-QACA or QACA Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then any discretionary match(es) (including this Matching Contribution #2 and any Matching Contribution #1, #3, #4 and/or any Qualified Matching Contribution below) shall not exceed a total of four percent (4%) of each Employee’s Compensation, shall not be made on elective deferrals in excess of six percent (6%) of Compensation, the rate of contribution cannot increase as a Participant’s Elective Deferrals increase, no HCE can receive a greater rate of contribution than an NHCE at the same rate of Elective Deferrals, and no allocation requirement may be imposed to receive the match(es) to be deemed an additional discretionary Permissible Matching Contribution in Addition to Safe Harbor Contributions. Any Matching Contribution that does not satisfy such requirements will be deemed a discretionary contribution that will be subject to nondiscrimination testing. Any Eligible Employee is permitted to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions. e. Allocation Requirements for Matching Contribution #2 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Matching Contribution #2. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation requirement selected must be analogous to one of the above elections and not discriminate in favor of Highly Compensated Employees). 3. Matching Contribution #3 a. Matching Contribution #3 will match the following contribution types (complete if applicable, and select all of i. – vi. that apply AND one of vii. or viii.): i. Elective Deferrals (including Roth Elective Deferrals, if applicable). ii. Catch-Up Contributions (note: if the Plan is a safe harbor plan, Catch-Up Contributions must be matched if otherwise eligible). iii. Voluntary After-Tax Contributions. iv. Required After-Tax Contributions. v. 403(b) Deferrals (made to an existing 403(b) plan sponsored by the Employer, the name of which is: ). vi. 457(b) Deferrals (made to an existing 457(b) plan sponsored by the Employer, the name of which is: ). and vii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #3 will be disregarded in determining the amount of Matching Contribution #3 to be allocated to such Participant. viii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #3 will be included in determining the amount of Matching Contribution #3 to be allocated to such Participant. b. Formula for Matching Contribution #3 (select one, and complete as applicable): i. Discretionary Match: The Employer will have the right to make a discretionary Matching Contribution, which will be determined by the Employer with respect to each Plan Year’s eligible Participants. The Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Matching Contributions will be made in accordance with a formula that conforms to the elections available under this Section VII.A.1.b. If such written action is not taken prior to the first day of the Plan Year, any Matching Contribution made for the Plan Year will be allocated in proportion to the match eligible contributions as indicated above in Section VII.A.1.a.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ii. Percentage of Deferral Match: The Employer may contribute to each eligible Participant an amount equal to % of the first % of Compensation the Participant contributes as the contribution types selected in a. above, as applicable. There will be no Matching Contribution in excess of % of Compensation or $ , whichever is less. iii. Percentage of Compensation Match: The Employer may contribute to each eligible Participant an amount equal to % of Compensation if the eligible Participant contributes at least % (whole percent not to exceed 3%) of Compensation. iv. Uniform Dollar Match: The Employer may contribute to each eligible Participant an amount equal to $ if the Participant contributes at least % (whole percent not to exceed 3%) of Compensation or $ (whole dollar amount not to exceed $300). The Matching contribution will be made up to a maximum of % of Compensation or $ . v. Tiered Match: The Employer may contribute to each eligible Participant an amount equal to (add additional tiers if necessary): % of the first % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed. Note: If this is a safe harbor plan that satisfies the ACP Test Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then the rate of Matching Contribution specified above cannot increase as the deferral/contribution rate increases. vi. Years/Periods of Service Match: The Employer may contribute to each eligible Participant an amount equal to a uniform percentage of the amount such Participant contributes as contribution types selected in a. above, as applicable, based on the Participant’s Years of Service (Periods of Service if the Elapsed Time method of crediting service is selected), as follows (add additional tiers if necessary): Years/Periods of Service Matching Percentage % % % vii. Proportionate Compensation Match: The Employer may contribute to each eligible Participant who defers/contributes at least % (whole percent not to exceed 3%) of Compensation an amount equal to the product of multiplying such Matching Contribution by a fraction, the numerator of which is the Participant’s Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation. Note: The contribution formulas i., ii., iii. and iv. satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4) as long as the definition of Compensation satisfies Code §414(s). The contribution formulas v., vi. and vii. Do not satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4). If the Tiered Match (option v. above), Years/Periods of Service Match (option vi. above) or Proportionate Compensation Match (option vii. above) is selected, the allocation must satisfy the nondiscrimination requirements of the Code to the extent applicable.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 c. Matching Contribution #3 Computation Period. Matching Contribution #3 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii. Bi-weekly vii. Semi-annually iv. Semi-monthly viii. Annually d. Limits on Matching Contribution #3 (select all that apply and complete as applicable): i. Annualization (true-up) of Matching Contribution #3 (do not select if c.viii. above is selected): The Employer elects to annualize (true-up) Matching Contribution #3. ii. Maximum Limit for Matching Contribution #3: In no event will Matching Contribution #3 exceed % of Compensation, or $ . If elected, this limit applies to the total of all Elective Deferrals, Roth Elective Deferrals, Catch-Up Contributions, Voluntary After-Tax Contributions, and Required After-Tax Contributions made to the Plan for the Plan Year. Note: If this is a safe harbor Plan that satisfies the Non-QACA or QACA Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then any discretionary match(es) (including this Matching Contribution #3 and any Matching Contribution #1, #2, #4 and/or any Qualified Matching Contribution below) shall not exceed a total of four percent (4%) of each Employee’s Compensation, shall not be made on elective deferrals in excess of six percent (6%) of Compensation, the rate of contribution cannot increase as a Participant’s Elective Deferrals increase, no HCE can receive a greater rate of contribution than an NHCE at the same rate of Elective Deferrals, and no allocation requirement may be imposed to receive the match(es) to be deemed an additional discretionary Permissible Matching Contribution in Addition to Safe Harbor Contributions. Any Matching Contribution that does not satisfy such requirements will be deemed a discretionary contribution that will be subject to nondiscrimination testing. Any Eligible Employee is permitted to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions. e. Allocation Requirements for Matching Contribution #3 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Matching Contribution #3. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation requirement selected must be analogous to one of the above elections and not discriminate in favor of Highly Compensated Employees). 4. Matching Contribution #4 a. Matching Contribution #4 will match the following contribution types (complete if applicable, and select all of i. – vi. that apply AND one of vii. or viii.): i. Elective Deferrals (including Roth Elective Deferrals, if applicable). ii. Catch-Up Contributions (note: if the Plan is a safe harbor plan, Catch-Up Contributions must be matched if otherwise eligible). iii. Voluntary After-Tax Contributions. iv. Required After-Tax Contributions. v. 403(b) Deferrals (made to an existing 403(b) plan sponsored by the Employer, the name of which is: ). vi. 457(b) Deferrals (made to an existing 457(b) plan sponsored by the Employer, the name of which is: ). and vii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #4 will be disregarded in determining the amount of Matching Contribution #4 to be allocated to such Participant. viii. The contribution types selected in i. through vi. above that are made prior to the date the Participant is eligible to receive Matching Contribution #4 will be included in determining the amount of Matching Contribution #4 to be allocated to such Participant. b. Formula for Matching Contribution #4 (select one, and complete as applicable): i. Discretionary Match: The Employer will have the right to make a discretionary Matching Contribution, which will be determined by the Employer with respect to each Plan Year’s eligible Participants. The Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Matching Contributions will be made in accordance with a formula that conforms to the elections available under this Section VII.A.1.b. If such written action is not taken prior to the first day of the Plan Year, any Matching Contribution made for the Plan Year will be allocated in proportion to the match eligible contributions as indicated above in Section VII.A.1.a.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ii. Percentage of Deferral Match: The Employer may contribute to each eligible Participant an amount equal to % of the first % of Compensation the Participant contributes as the contribution types selected in a. above, as applicable. There will be no Matching Contribution in excess of % of Compensation or $ , whichever is less. iii. Percentage of Compensation Match: The Employer may contribute to each eligible Participant an amount equal to % of Compensation if the eligible Participant contributes at least % (whole percent not to exceed 3%) of Compensation. iv. Uniform Dollar Match: The Employer may contribute to each eligible Participant an amount equal to $ if the Participant contributes at least % (whole percent not to exceed 3%) of Compensation or $ (whole dollar amount not to exceed $300). The Matching contribution will be made up to a maximum of % of Compensation or $ . v. Tiered Match: The Employer may contribute to each eligible Participant an amount equal to (add additional tiers if necessary): % of the first % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed. Note: If this is a safe harbor plan that satisfies the ACP Test Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then the rate of Matching Contribution specified above cannot increase as the deferral/contribution rate increases. vi. Years/Periods of Service Match: The Employer may contribute to each eligible Participant an amount equal to a uniform percentage of the amount such Participant contributes as contribution types selected in a. above, as applicable, based on the Participant’s Years of Service (Periods of Service if the Elapsed Time method of crediting service is selected), as follows (add additional tiers if necessary): Years/Periods of Service Matching Percentage % % % vii. Proportionate Compensation Match: The Employer may contribute to each eligible Participant who defers/contributes at least % (whole percent not to exceed 3%) of Compensation an amount equal to the product of multiplying such Matching Contribution by a fraction, the numerator of which is the Participant’s Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation. Note: The contribution formulas i., ii., iii. and iv. satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4) as long as the definition of Compensation satisfies Code §414(s). The contribution formulas v., vi. and vii. do not satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4). If the Tiered Match (option v. above), Years/Periods of Service Match (option vi. above) or Proportionate Compensation Match (option vii. above) is selected, the allocation must satisfy the nondiscrimination requirements of the Code to the extent applicable.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 c. Matching Contribution #4 Computation Period. Matching Contribution #4 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii. Bi-weekly vii. Semi-annually iv. Semi-monthly viii. Annually d. Limits on Matching Contribution #4 (select all that apply and complete as applicable): i. Annualization (true-up) of Matching Contribution #4 (do not select if c.viii. above is selected): The Employer elects to annualize (true-up) Matching Contribution #4. ii. Maximum Limit for Matching Contribution #4: In no event will Matching Contribution #4 exceed % of Compensation, or $ . If elected, this limit applies to the total of the Participant’s Employee Contributions made to this Plan or to an existing 403(b) plan or 457(b) plan (as elected in Option a.v. and/or a.vi. above). Note: If this is a safe harbor Plan that satisfies the Non-QACA or QACA Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then any discretionary match(es) (including this Matching Contribution #4 and any Matching Contribution #1, #2, #3 and/or any Qualified Matching Contribution below) shall not exceed a total of four percent (4%) of each Employee’s Compensation, shall not be made on elective deferrals in excess of six percent (6%) of Compensation, the rate of contribution cannot increase as a Participant’s Elective Deferrals increase, no HCE can receive a greater rate of contribution than an NHCE at the same rate of Elective Deferrals, and no allocation requirement may be imposed to receive the match(es) to be deemed an additional discretionary Permissible Matching Contribution in Addition to Safe Harbor Contributions. Any Matching Contribution that does not satisfy such requirements will be deemed a discretionary contribution that will be subject to nondiscrimination testing. Any Eligible Employee is permitted to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions. e. Allocation Requirements for Matching Contribution #4 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Matching Contribution #4. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation requirement selected must be analogous to one of the above elections and not discriminate in favor of Highly Compensated Employees). B. NONELECTIVE CONTRIBUTIONS. The Employer may make a discretionary Nonelective Contribution(s) each Plan Year, as further described and defined in Section B.1., B.2., B.3. and/or B.4. below (select and complete 1., 2., 3. and/or 4. below as applicable): 1. Nonelective Contribution #1 a. Allocation Method for Nonelective Contribution #1. The Employer may make a discretionary Nonelective Contribution(s) each Plan Year. If made, it will be allocated to the Accounts of eligible Participants as follows (select one and complete as applicable): i. Pro-rata. In the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants. ii. Per Capita. In the same dollar amount to all Participants. iii. Hours of Service. In the same dollar amount to each eligible Participant based on each Hour of Service performed or each day that the Participant is entitled to Compensation. iv. Percentage of Compensation. % of each Participant’s Compensation allocated in the same ratio that such Participant’s Compensation bears to the total Compensation for all Participants. v. Uniform Percentage. As a uniform percentage of the Employer’s Net Profit to each eligible Participant. vi. Integrated. As an amount taking into account amounts contributed to Social Security using the Integration Level as elected below: The Integration Level is (select one): (A) The Taxable Wage Base. (B) % (not to exceed 100%) of the Taxable Wage Base. (C) $ (less than and not greater than the Taxable Wage Base). (D) 80% of the Taxable Wage Base, plus $1.00.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Note: The integration percentage of 5.7% shall be reduced to: 4.3% if (B) or (C) above is more than 20% and less than or equal to 80% of the Taxable Wage Base. 5.4% if (D) above is selected or if (B) or (C) above is more than 80% of the Taxable Wage Base. vii. Uniform Points. In the same proportion that each Participant’s points bears to the total of such points of all Participants. Each eligible Participant will receive points for each of the following (select any that apply of (A), (B), and (C) and complete the applicable blanks): (A) Years/Periods of Service and, if selected below: (i) Points will not be allocated with respect to Years/Periods of Service in excess of . (B) years of age. (C) $ (not to exceed $200) of Compensation. viii. Non-Safe Harbor Design-Based Allocation Formula (see Appendix C for Non- Safe Harbor Design-Based allocation formulas). ix. Prevailing Wage Contribution Formula (see Appendix D for Davis-Bacon Plan formulas). x. Other: (a definitely determinable allocation method must be inserted and if applicable, must meet one of the design-based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). b. Allocation Requirements for Nonelective Contribution #1 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Nonelective Contribution #1. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation requirement selected must meet one of the design- based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). c. Nonelective Contribution #1 Computation Period. Nonelective Contribution #1 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii Bi-weekly vii. Semi-annually iv Semi-monthly viii. Annually 2. Nonelective Contribution #2 a. Allocation Method for Nonelective Contribution #2. The Employer may make a discretionary Nonelective Contribution(s) each Plan Year. If made, it will be allocated to the Accounts of eligible Participants as follows (select one and complete as applicable): i. Pro-rata. In the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants. ii. Per Capita. In the same dollar amount to all Participants. iii. Hours of Service. In the same dollar amount to each eligible Participant based on each Hour of Service performed or each day that the Participant is entitled to Compensation. iv. Percentage of Compensation. % of each Participant’s Compensation allocated in the same ratio that such Participant’s Compensation bears to the total Compensation for all Participants. v. Uniform Percentage. As a uniform percentage of the Employer’s Net Profit to each eligible Participant. vi. Integrated. As an amount taking into account amounts contributed to Social Security using the Integration Level as elected below. The Integration Level is (select one): (A) The Taxable Wage Base. (B) % (not to exceed 100%) of the Taxable Wage Base. (C) $ (less than and not greater than the Taxable Wage Base). (D) 80% of the Taxable Wage Base, plus $1.00. Note: The integration percentage of 5.7% shall be reduced to: 4.3% if (B) or (C) above is more than 20% and less than or equal to 80% of the Taxable Wage Base. 5.4% if (D) is selected or if (B) or (C) above is more than 80% of the Taxable Wage Base.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 vii. Uniform Points. In the same proportion that each Participant’s points bears to the total of such points of all Participants. Each eligible Participant will receive points for each of the following (select any that apply of (A), (B), and (C) and complete the applicable blanks): (A) Years/Periods of Service and, if selected below: Points will not be allocated with respect to Years/Periods of Service in excess of . (B) years of age. (C) $ (not to exceed $200) of Compensation. viii. Non-Safe Harbor Design-Based Allocation Formula (see Appendix C for Non- Safe Harbor Design-Based allocation formulas). ix. Prevailing Wage Contribution Formula (see Appendix D for Davis-Bacon Plan formulas). x. Other: (a definitely determinable allocation method must be inserted and if applicable, must meet one of the design-based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). b. Allocation Requirements for Nonelective Contribution #2 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Nonelective Contribution #2. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 vii. Other: (any allocation requirement selected must meet one of the design- based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). c. Nonelective Contribution #2 Computation Period. Nonelective Contribution #2 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii Bi-weekly vii. Semi-annually iv Semi-monthly viii. Annually 3. Nonelective Contribution #3 a. Allocation Method for Nonelective Contribution #3. The Employer may make a discretionary Nonelective Contribution(s) each Plan Year. If made, it will be allocated to the Accounts of eligible Participants as follows (select one and complete as applicable): i. Pro-rata. In the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants. ii. Per Capita. In the same dollar amount to all Participants. iii. Hours of Service. In the same dollar amount to each eligible Participant based on each Hour of Service performed or each day that the Participant is entitled to Compensation. iv. Percentage of Compensation. % of each Participant’s Compensation allocated in the same ratio that such Participant’s Compensation bears to the total Compensation for all Participants. v. Uniform Percentage. As a uniform percentage of the Employer’s Net Profit to each eligible Participant. vi. Integrated. As an amount taking into account amounts contributed to Social Security using the Integration Level as elected below. The Integration Level is (select one): (A) The Taxable Wage Base. (B) % (not to exceed 100%) of the Taxable Wage Base. (C) $ (less than and not greater than the Taxable Wage Base). (D) 80% of the Taxable Wage Base, plus $1.00. Note: The integration percentage of 5.7% shall be reduced to: 4.3% if (B) or (C) above is more than 20% and less than or equal to 80% of the Taxable Wage Base. 5.4% if (D) is selected or if (B) or (C) above is more than 80% of the Taxable Wage Base. vii. Uniform Points. In the same proportion that each Participant’s points bears to the total of such points of all Participants. Each eligible Participant will receive

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 points for each of the following (select any that apply of (A), (B), and (C) and complete the applicable blanks): (A) Years/Periods of Service and, if selected below: Points will not be allocated with respect to Years/Periods of Service in excess of . (B) years of age. (C) $ (not to exceed $200) of Compensation. viii. Non-Safe Harbor Design-Based Allocation Formula (see Appendix C for Non- Safe Harbor Design-Based allocation formulas). ix. Prevailing Wage Contribution Formula (see Appendix D for Davis-Bacon Plan formulas). x. Other: (a definitely determinable allocation method must be inserted and if applicable, must meet one of the design-based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). b. Allocation Requirements for Nonelective Contribution #3 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Nonelective Contribution #3. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 vii. Other: (any allocation requirement selected must meet one of the design- based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). c. Nonelective Contribution #3 Computation Period. Nonelective Contribution #3 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii Bi-weekly vii. Semi-annually iv Semi-monthly viii. Annually 4. Nonelective Contribution #4 a. Allocation Method for Nonelective Contribution #4. The Employer may make a discretionary Nonelective Contribution(s) each Plan Year. If made, it will be allocated to the Accounts of eligible Participants as follows (select one and complete as applicable): i. Pro-rata. In the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants. ii. Per Capita. In the same dollar amount to all Participants. iii. Hours of Service. In the same dollar amount to each eligible Participant based on each Hour of Service performed or each day that the Participant is entitled to Compensation. iv. Percentage of Compensation. % of each Participant’s Compensation allocated in the same ratio that such Participant’s Compensation bears to the total Compensation for all Participants. v. Uniform Percentage. As a uniform percentage of the Employer’s Net Profit to each eligible Participant. vi. Integrated. As an amount taking into account amounts contributed to Social Security using the Integration Level as elected below. The Integration Level is (select one): (A) The Taxable Wage Base. (B) % (not to exceed 100%) of the Taxable Wage Base. (C) $ (less than and not greater than the Taxable Wage Base). (D) 80% of the Taxable Wage Base, plus $1.00. Note: The integration percentage of 5.7% shall be reduced to: 4.3% if (B) or (C) above is more than 20% and less than or equal to 80% of the Taxable Wage Base. 5.4% if (D) is selected or if (B) or (C) above is more than 80% of the Taxable Wage Base. vii. Uniform Points. In the same proportion that each Participant’s points bears to the total of such points of all Participants. Each eligible Participant will receive

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 points for each of the following (select any that apply of (A), (B), and (C) and complete the applicable blanks): (A) Years/Periods of Service and, if selected below: Points will not be allocated with respect to Years/Periods of Service in excess of . (B) years of age. (C) $ (not to exceed $200) of Compensation. viii. Non-Safe Harbor Design-Based Allocation Formula (see Appendix C for Non- Safe Harbor Design-Based allocation formulas). ix. Prevailing Wage Contribution Formula (see Appendix D for Davis-Bacon Plan formulas). x. Other: (a definitely determinable allocation method must be inserted and if applicable, must meet one of the design-based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). b. Allocation Requirements for Nonelective Contribution #4 (select all that apply and complete as applicable): i. Not applicable. There are no allocation requirements for Participants to receive Nonelective Contribution #4. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 vii. Other: (any allocation requirement selected must meet one of the design- based safe harbors under Code § 401(a)(4) or must not discriminate in favor of Highly Compensated Employees). c. Nonelective Contribution #4 Computation Period. Nonelective Contribution #4 will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii Bi-weekly vii. Semi-annually iv Semi-monthly viii. Annually C. QUALIFIED MATCHING CONTRIBUTIONS. The Employer may make a discretionary Qualified Matching Contribution to each eligible Participant each Plan Year, as further described and defined in Sections C.1 through C.5 below (select 1. below if applicable and complete 2. through 5.): 1. Qualified Matching Contributions may be made and, if made, will match the following contribution types (select and complete as applicable): i. Elective Deferrals (including Roth Elective Deferrals, if applicable). ii. Catch-Up Contributions (note: if the Plan is a safe harbor plan, Catch-Up Contributions must be matched if otherwise eligible). iii. Voluntary After-Tax Contributions. iv. Required After-Tax Contributions. v. 403(b) Deferrals (made to an existing 403(b) plan sponsored by the Employer, the name of which is: ). vi. 457(b) Deferrals (made to an existing 457(b) plan sponsored by the Employer, the name of which is: ). 2. Formula for Qualified Matching Contributions (select one and complete as applicable): i. Discretionary Match: The Employer will have the right to make a discretionary Qualified Matching Contribution, which will be determined by the Employer with respect to each Plan Year’s eligible Participants. The Employer may specify in a written action taken prior to the first day of the Plan Year that the Qualified Matching Contributions will be made in accordance with a formula that conforms to the elections available under this Section VII.C.2. If such written action is not taken prior to the first day of the Plan Year, any Qualified Matching Contribution made for the Plan Year will be allocated in proportion to the match eligible contributions as indicated above in Section VII.C.1. ii. Percentage of Deferral Match: The Employer may contribute to each eligible Participant an amount equal to % of the first % of Compensation the Participant contributes as the contribution types selected in 1. above, as applicable. There will be no Qualified Matching Contribution in excess of % of Compensation or $ , whichever is less. iii. Percentage of Compensation Match: The Employer may contribute to each eligible Participant an amount equal to % of Compensation if the eligible Participant contributes at least % (whole percent not to exceed 3%) of Compensation. iv. Uniform Dollar Match: The Employer may contribute to each eligible Participant an amount equal to $ if the Participant contributes at least % (whole percent not to exceed 3%) of Compensation or $ (whole dollar amount not to exceed $300). The Employer’s contribution will be made up to a maximum of % of Compensation or $ .

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 v. Tiered Match: The Employer may contribute to each eligible Participant an amount equal to (add additional tiers if necessary): % of the first % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed; and % of the next % of the Participant’s Compensation contributed. Note: The rate of Qualified Matching Contribution specified above cannot increase as the deferral/contribution rate increases. vi. Years/Periods of Service Match: The Employer may contribute to each eligible Participant an amount equal to a uniform percentage of the amounts such Participant contributes as contribution types selected in 1. above, as applicable, based on the Participant’s Years of Service (Periods of Service if the Elapsed Time method of crediting service is selected), as follows (add additional tiers if necessary): Years/Periods of Service Matching Percentage % % % vii. Age-Weighted Match: The Employer may contribute to each eligible Participant an amount equal to a uniform percentage of the amount such Participant contributes as contribution types selected in 1. above, as applicable, to this Plan or to an existing 403(b) plan or 457(b) plan (as elected in Option 1.v. or 1.vi. in the preceding section), as applicable, based on the Participant’s age, as follows (add additional tiers if necessary): Age Range Matching Percentage % % % viii. Proportionate Compensation Match: The Employer may contribute to each eligible Participant who defers/contributes at least % (whole percent not to exceed 3%) of Compensation to this Plan or to an existing 403(b) plan or 457(b) plan (as elected in Option 1.v. or 1.vi. above), an amount equal to the product of multiplying such Qualified Matching Contribution by a fraction, the numerator of which is the Participant’s Compensation and the denominator of which is the Compensation of all Participants eligible to receive such an allocation. Note: The contribution formulas i., ii., iii. and iv. satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4) as long as the definition of Compensation satisfies Code §414(s). The contribution formulas v., vi., vii. and viii. do not satisfy the design-based safe harbor described in the Regulations under Code §401(a)(4). If the Tiered Match (option v. above), Years/Periods of Service Match (option vi. above), Age-Weighted Match (option vii. above) or Proportionate Compensation Match (option viii. above) is selected, the allocation must satisfy the nondiscrimination requirements of the Code to the extent applicable. 3. Qualified Matching Contribution Computation Period. Qualified Matching Contributions will be calculated on the following basis (select one): i. Payroll-based v. Monthly

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ii. Weekly vi. Quarterly iii. Bi-weekly vii. Semi-annually iv. Semi-monthly viii. Annually 4. Limits on Qualified Matching Contributions (select all that apply): i. Annualization (true-up) of Qualified Matching Contributions (do not select if 3.viii. above is selected): The Employer elects to annualize (true-up) Qualified Matching Contributions. ii. Maximum Limit for Qualified Matching Contributions: In no event will Qualified Matching Contributions exceed % of Compensation, or $ . If elected, this limit applies to the total of the Participant’s Employee Contributions made to this Plan or to an existing 403(b) plan or 457(b) plan (as elected in Option 1.v. and/or 1.vi. in the preceding section). Note: If this is a safe harbor Plan that satisfies the Non-QACA or QACA Safe Harbor nondiscrimination testing requirements (as elected in Section VIII.A. or VIII.B. below), then any discretionary match(es) (including this Qualified Matching Contribution and any elections made to Matching Contributions #1, #2, #3 and #4 above) shall not exceed a total of four percent (4%) of each Employee’s Compensation, shall not be made on elective deferrals in excess of six percent (6%) of Compensation, the rate of contribution cannot increase as a Participant’s Elective Deferrals increase, no HCE can receive a greater rate of contribution than an NHCE at the same rate of Elective Deferrals, and no allocation requirement may be imposed to receive the match(es) to be deemed an additional discretionary Permissible Matching Contribution in Addition to Safe Harbor Contributions. Any Matching Contribution that does not satisfy such requirements will be deemed a discretionary contribution that will be subject to nondiscrimination testing. Any Eligible Employee is permitted to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions. 5. Allocation Requirements for Qualified Matching Contributions (select all that apply): i. Not applicable. There are no allocation requirements for Participants to receive Qualified Matching Contributions. ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: (any exception to the allocation requirement must be nondiscriminatory) iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: (any exception to the allocation requirement must be nondiscriminatory) iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: (any exception to the allocation requirement must be nondiscriminatory) v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: (any exception to the allocation requirement must be nondiscriminatory) vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation requirement inserted must satisfy any Code requirement and the nondiscrimination requirements under Code §§ 401(a)(4) and 410(b)). 6. Corrective QMAC for Test Correction Purposes: The Employer has the right to make a QMAC in the lesser of the amount required to pass the ACP Test or the maximum amount permitted under Code §415. This contribution will be allocated to some or all of the Non-Highly Compensated Participants as designated by the Plan Administrator, and will be fully vested when made. (A targeted QMAC to the lowest paid Non-Highly Compensated Employees is not permitted and any allocation formula must satisfy additional nondiscrimination requirements.) This option may only be used if the Employer elects herein to use the Current Year Testing method for ACP testing. D. QUALIFIED NONELECTIVE CONTRIBUTIONS (select 1. below if applicable, and complete 2. and 3. Note that 4. applies in all cases): 1. The Employer may make a discretionary Qualified Nonelective Contribution to each eligible Participant each Plan Year. 2. Allocation Method for Qualified Nonelective Contributions. If made, the discretionary Qualified Nonelective Contribution will be allocated to the Accounts of eligible Participants as follows (select one and complete as applicable): i. Pro-rata. In the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants. ii. Per Capita. In the same dollar amount to all Participants. iii. Percentage of Compensation. % of each Participant’s Compensation allocated in the same ratio that such Participant’s Compensation bears to the total Compensation for all Participants. iv. Prevailing Wage Contribution Formula (see Appendix D for Davis-Bacon Plan formulas). v. Other: (a definitely determinable allocation method must be inserted and if applicable, must meet one of the design-based safe harbors under Code § 401(a)(4) or result in satisfaction of the general test under Code § 401(a)(4)). 3. Allocation Requirements for Qualified Nonelective Contributions (select all that apply): i. Not applicable. There are no allocation requirements for Participants to receive Qualified Nonelective Contributions. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 51

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ii. No contributions will be made for a Plan Year for any Participant who is not credited with 1,000 Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iii. No contributions will be made for a Plan Year for any Participant who is not credited with at least (not to exceed 1,000 hours) Hours of Service during the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: iv. No contributions will be made for a Plan Year for any Participant who is not an Employee on the last day of the Plan Year. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: v. No contributions will be made for a Plan Year quarter for any Participant who is not an Employee on the last day of the Plan Year quarter. Exception for death, retirement (Normal Retirement Age), retirement (Early Retirement Age), Disability, or Other: vi. For plans using the Elapsed Time Method, no contributions will be made for any Participant who has not completed (not more than 12) Months of Service, regardless of the hours credited. vii. Other: (any allocation method selected must meet one of the design-based safe harbors under Code § 401(a)(4) or result in satisfaction of the general test under Code § 401(a)(4)). 4. Corrective QNEC for Test Correction Purposes: The Employer has the right to make a QNEC in the lesser of the amount required to pass the ADP/ACP Test or the maximum amount permitted under Code § 415. This contribution will be allocated to some or all of the Non-Highly Compensated Participants as designated by the Plan Administrator, and will be fully vested when made. (A targeted QNEC to the lowest paid Non-Highly Compensated Employees is not permitted and any allocation formula must satisfy additional nondiscrimination requirements.) This option may only be used if the Employer elects herein to use the Current Year Testing method for ADP/ACP testing. E. NET PROFITS OF THE EMPLOYER Employer Contributions will not be limited to the Net Profits of the Employer unless otherwise selected below: 1. Employer Contributions will be limited to the Net Profits of the Employer, and are required for the following (select as applicable): a. Matching Contribution #1 b. Matching Contribution #2 c. Matching Contribution #3 d. Matching Contribution #4

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 e. Nonelective Contribution #1 f. Nonelective Contribution #2 g. Nonelective Contribution #3 h Nonelective Contribution #4 i. QMACs j. QNECs 2. Net Profits (if applicable) are defined as follows (select one if applicable): a. As defined in the Basic Plan Document. b. As defined by the Plan Administrator in a uniform, nondiscretionary, and nondiscriminatory manner. F. ALLOCATION OF EMPLOYER CONTRIBUTIONS BY PARTICIPATING EMPLOYERS. Employer Contributions will be allocated to eligible Participants by Participating Employers as follows (select one, if applicable): 1. All Participating Employer Contributions, attributable to each contribution type made by such Participating Employer, will be pooled together and allocated uniformly among all eligible Participants. 2. Each Participating Employer’s Contributions, attributable to each specific contribution type made by such Participating Employer, will be allocated only to eligible Participants of such Participating Employer. Note: If Employer Contributions are allocated to eligible Participants by Participating Employers, each such Employer must use the same formula or allocation method but may elect different percentages, dollar amounts, points or years and must demonstrate that the allocations by group satisfy the nondiscrimination rules under Code § 401(a)(4). G. MATCHING CONTRIBUTIONS TO PARTICIPANTS IN THE CASE OF DISABILITY OR DEATH AS A RESULT OF ACTIVE MILITARY SERVICE The Employer will make Matching Contributions on behalf of a Participant who dies or incurs a Disability while performing Qualified Military Service. These contributions will be determined on the basis of the Participant’s average actual Elective Deferrals and Employee Contributions to the Plan for the 12-month period of Service with the Employer immediately prior to Qualified Military Service, or if Service with the Employer is less than such 12-month period, the actual length of continuous Service with the Employer. H. EMPLOYER CONTRIBUTIONS TO DISABLED PARTICIPANTS The Employer will make contributions on behalf of a Disabled Participant who is not a Highly Compensated Employee. These contributions will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming Disabled. Such contributions will be for a fixed or determinable period as determined by the Employer. These contributions will be 100% vested when made. The rule of final Treasury Regulation § 1.415(c)-2(g)(4) applies with respect to such Participant. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 VIII. EMPLOYER SAFE HARBOR PLAN PROVISIONS If this is a safe harbor plan, and the Plan is intended to satisfy the ADP and/or ACP safe harbor nondiscrimination testing requirements by use of one of the safe harbors under § 401(k)(2) or § 401(k)(13) of the Code, complete A. or B. below as applicable. Leave blank and skip to Section IX if this is not a safe harbor plan. Note: The Plan is generally exempt from top-heavy requirements if it contains only Safe Harbor Contributions (either matching or nonelective) or non-Safe Harbor Matching Contributions that meet the safe harbor ACP requirements. A. NON-QACA SAFE HARBOR. To qualify as a Non-QACA Safe Harbor Plan, the Employer must make a Non-QACA Safe Harbor Matching Contribution (complete 1. below) or a Non-QACA Safe Harbor Nonelective Contribution (complete 2. below). This contribution will be in addition to any Matching Contribution or Nonelective Contribution elected in VII.A. or B. above. 1. Non-QACA Safe Harbor Matching Contribution (complete a., b., and/or c. below as applicable): Note: Non-QACA Safe Harbor Matching Contributions must match any Roth Elective Deferrals and/or Catch-Up Contributions. a. Non-QACA Safe Harbor Matching Formula (select one and complete as applicable): i. Basic Match: 100% of Elective Deferrals up to the first 3% of Compensation, plus 50% of Elective Deferrals up to the next 2% of Compensation. ii. Enhanced Match: % of Elective Deferrals up to % (not more than 6%) of Compensation. iii. Tiered Match: % of Elective Deferrals up to the first % of Compensation, plus % of Elective Deferrals up to the next % of Compensation, plus % of Elective Deferrals up to the next % of Compensation. Note: The tiered match in iii. above may not provide for a greater level of match at higher levels of Elective Deferrals, and the total amount of Elective Deferrals eligible for a match may not exceed 6% of Compensation. The tiered match must provide a Matching Contribution that is at least equivalent at all deferral levels to the basic match in i. above. b. Computation Period for Non-QACA Safe Harbor Matching Contributions. Non-QACA Safe Harbor Matching Contributions will be calculated on the following basis (select one): i. Payroll-based v. Monthly ii. Weekly vi. Quarterly iii. Bi-weekly vii. Semi-annually iv. Semi-monthly viii. Annually c. Annualization (true-up) of Non-QACA Safe Harbor Matching Contributions (do not select if b.viii. above is selected): The Employer elects to annualize (true-up) Non-QACA Safe Harbor Matching Contributions made to the Plan. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 d. Elective Deferrals made prior to the date the Participant is eligible to receive a Non-QACA Safe Harbor Matching Contribution allocation will be disregarded unless elected otherwise below: i. Elective Deferrals made prior to the date the Participant is eligible to receive a Non- QACA Safe Harbor Matching Contribution allocation are included in determining the Participant’s Non-QACA Safe Harbor Matching Contribution allocation. 2. a. Non-QACA Safe Harbor Nonelective Contribution (select one, if applicable): Fixed formula: % (not less than 3%) of Compensation. b. Discretionary flexible formula: The Employer may elect to make a Non-QACA Safe Harbor Nonelective Contribution (not less than 3% of Compensation) after a Plan Year has commenced and all applicable notice requirements are met. If this option is selected, the contribution will be required only for a Plan Year for which (i) the Plan is amended to provide for such contribution by indicating in Section VIII.A.2.a. above that the Non-QACA Safe Harbor Nonelective Contribution (not less than 3%) will be made for the specified Plan Year, and (ii) the appropriate supplemental notice is provided to Participants. Note: To select a discretionary flexible formula for the next Plan Year, Section VIII.A.2.b. must be elected prior to the beginning of that Plan Year, but after the adoption date of the election to provide for a fixed formula for the current year. Appendix E provides a record of the Plan Years in which a fixed formula was elected. 3. Designation of Alternate Plan to Receive Non-QACA Safe Harbor Contributions: If the Non-QACA Safe Harbor Contribution elected in 1. or 2. above is not being made to this Plan, the name of the other plan that will receive the Non-QACA Safe Harbor Contribution is: (enter name of other plan). B. QACA SAFE HARBOR (select appropriate box below, if applicable): Addition of a QACA under the Plan Changes to the provisions of the existing QACA under the Plan Plan restatement with no changes to the current QACA provisions under the Plan {QACA Comments: Select a QACA only if you are planning to take advantage of the Safe Harbor provisions of B.6. below. A QACA must be added at the beginning of a Plan Year. Under a QACA, there are only a limited number of plan provisions that may be changed during the Plan Year.} 1. QACA Coverage: The Employer must elect to apply the QACA provisions to all Eligible Employees who have not had an affirmative election to defer in effect immediately before the QACA became effective, as follows (select one box below, as applicable): a. All Eligible Employees who have not made an affirmative election to defer as of the date immediately before the effective date of the QACA. b. All Eligible Employees who have not made an affirmative election to defer at a percentage equal to or greater than the Qualified Automatic Percentage indicated below. 2. QACA Default Elective Deferral Pe rce nta ge (“ Qua li fie d Auto m a tic Pe rce nta ge” ): The Qualified Automatic Percentage to be contributed, unless the Participant elects otherwise, will be % (must be a minimum of 3% but not more than 10%). 3. QACA Increase in Qualified Automatic Percentage (Escalation) (complete as applicable for any escalation provisions): a. Annual Increase in Qualified Automatic Percentage The Qualified Automatic Percentage stated above will be increased by % (must be a minimum of 1% each year but not more than 7%) each year up to a maximum Qualified Automatic Percentage of % (must be a minimum of 6% but not more than 10%).

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 b. Timing of Increase in Qualified Automatic Percentage (check one box below and insert applicable increase date) Such increase will occur annually as soon as administratively feasible on or after: i. First day of the Plan Year ii. An n i ve rs a ry of th e Pa rtic ip a n t’s a u to m ati c e n ro l lm e n t iii. Specific increase date (notice to Participants must be provided at least 30 days in advance) c. Wait period for Plan’s Initial Auto-Enrollment Qualified Automatic Percentage Escalation (select one box and complete as applicable. Note that for plans selecting “Anniversary of the Participant’s automatic enrollment” as the increase date (option b.ii. above), there should be no wait period indicated in (ii) below and option (i) should be selected): (i) No wait period. (ii) The Qualified Automatic Percentage will remain in effect for a month period before the first annual increase occurs (wait period is the period prior to initial date of increase and may not extend beyond the last day of the Plan Year immediately following the Plan Year in which the Qualified Automatic Percentage elected in Section VIII.B.2. above is first contributed on a Participant’s behalf). 4. Permissible Withdrawals Under a QACA. Any QACA that allows the 90-day option of Permissible Withdrawals is also an EACA (select one): a. Permissible withdrawals are permitted -- Employees may withdraw Elective Deferrals with attributable earnings from the Plan no later than 90 days after the date the first Qualified Automatic Percentage is deducted from the Employee's paycheck. b. Permissible withdrawals are not permitted. 5. Annual Expiration of Prior Affirmative Elections {Annual Expiration of Prior Elections Comments: Any Participant who is deferring above the Plan’s maximum Qualified Automatic Percentage for the current Plan Year will continue to defer at such rate, unless the Participant makes some other affirmative election. For QACAs, annual expiration can only be effective as of the beginning of the Plan Year.} As soon as administratively feasible on or after ((mm/dd) -- insert date elected by the Employer) of each year, existing affirmative elections will expire, and the eligible Employees selected below will be automatically enrolled, unless they affirmatively elect not to participate or to participate at a different deferral percentage (choose one, if applicable): a. Current Employees who are eligible to participate but not deferring shall have Elective Deferrals withheld in the amount of the Plan’s Qualified Automatic Percentage. b. Current Participants who are deferring at a percentage less than or equal to the Plan’s Qualified Automatic Percentage shall have Elective Deferrals withheld in the amount of the Plan’s Qualified Automatic Percentage. 6. Safe Harbor Contribution Under a QACA: The Employer elects to provide a Safe Harbor Contribution as described below (choose a., b., or c., and complete as applicable): a. Basic Matching Contribution Formula: The Employer shall make a Basic Matching Contribution on behalf of (choose one, if applicable): i. each eligible Employee in an amount equal to 100% of the Elective Deferrals of the Eligible Employee to the extent that such contributions do not exceed 1% of Compensation, plus 50% of such Elective Deferrals that exceed 1% of Compensation but do not exceed 6% of Compensation.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ii. each eligible Employee who is NOT a Highly Compensated Employee in an amount equal to 100% of the Elective Deferrals of the Eligible Employee to the extent that such contributions do not exceed 1% of Compensation, plus 50% of such Elective Deferrals that exceed 1% of Compensation but do not exceed 6% of Compensation. b. Enhanced Matching Contribution Formula: The Employer shall make an Enhanced Matching Contribution under the formula: (insert formula). The following requirements must be satisfied: (A) The rate of Matching Contributions does not increase as an Employee’s rate of Elective Deferrals increases; (B) The aggregate amount of Matching Contributions at any rate of Elective Deferrals is at least equal to the aggregate amount of Matching Contributions which would be made under the Basic Matching Contribution formula described above; (C) The enhanced Matching Contribution is made to at least all NHCEs (D) The enhanced Matching Contribution at each level must be at least equivalent to all deferral levels to the Basic Match in (a) above; and (E) The total amount of Elective Deferrals eligible for a Match may not exceed six percent (6%) of Compensation. c. QACA Non-Elective Contribution Formula: The Employer shall make a QACA Non- Elective Contribution to the Plan on behalf of (choose one of i. or ii. AND one of iii. or iv): i. each eligible Employee ii. each eligible Employee who is NOT a Highly Compensated Employee and who is eligible to participate in the Plan, in an amount equal to (choose one): iii. 3%; or iv. % (must be more than 3%) of the Employee’s Compensation, without regard to whether the Employee makes any Employee contributions. d. Discretionary flexible formula: The Employer may elect to make a QACA Safe Harbor Nonelective Contribution (not less than 3% of Compensation) after a Plan Year has commenced and all applicable notice requirements are met. If this option is selected, the contribution will be required only for a Plan Year for which (i) the Plan is amended to provide for such contribution by indicating in Section VIII.B.6.c. above that the QACA Safe Harbor Nonelective Contribution (not less than 3%) will be made for the specified Plan Year, and (ii) the appropriate supplemental notice is provided to Participants. Note: To select a discretionary flexible formula for the next Plan Year, Sectio VIII.B.6.d. must be elected prior to the beginning of that Plan Year, but after the adoption date of the election to provide for a fixed formula for the current year. Appendix E provides a record of the Plan Years in which a fixed formula was elected. 7. Designation of Alternate Plan to Receive Safe Harbor Contributions: If the Safe Harbor Contribution elected in 6. above is not being made to this Plan, the name of the other plan that will receive the Safe Harbor Contribution is: (enter name of other plan). Note: This Plan and the alternate plan named above must have the same Plan Year. 8. Computation Period for QACA Safe Harbor Matching Contributions. QACA Safe Harbor Matching Contributions will be calculated on the following basis (select one): a. Payroll-based e. Monthly

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 b. Weekly f. Quarterly c. Bi-weekly g. Semi-annually d. Semi-monthly h. Annually 9. Annualization (true-up) of QACA Safe Harbor Matching Contributions (do not select if 8.h. above is selected): The Employer elects to annualize (true-up) QACA Safe Harbor Matching Contributions made to the Plan. 10. Elective Deferrals made prior to the date the Participant is eligible to receive a QACA Safe Harbor Matching Contribution allocation will be disregarded unless elected otherwise below: a. Elective Deferrals made prior to the date the Participant is eligible to receive a QACA Safe Harbor Matching Contribution allocation are included in determining the Participant’s QACA Safe Harbor Matching Contribution allocation. IX. VESTING AND FORFEITURES A. VESTING SCHEDULES. Participants are always 100% fully vested in their Employee Contributions (including Elective Deferrals, Catch-Up Contributions, Roth Elective Deferrals, Voluntary After-Tax Contributions and Required After-Tax Contributions), QMACs and QNECs, and Non-QACA Safe Harbor Contributions, and any earnings on those contributions. Participants will be subject to the vesting schedule indicated below with respect to that part of their Account balance attributable to Employer Contributions (select the applicable vesting schedule option for each Employer Contribution type and enter the option number where indicated below): Option Years/Periods of Vesting Service One Two Three Four Five Six 1 100% immediate 100% 100% 100% 100% 100% 2% 100% 100% 100% 100% 100% 3%% 100% 100% 100% 100% 4 25% 50% 75% 100% 100% 100% 5 20% 40% 60% 80% 100% 100% 6% 20% 40% 60% 80% 100% 7%%%%% 100% 8%%%%% 100% Employer Contribution Vesting Schedule Option a. All Employer Contributions b. Matching Contribution #1 c. Matching Contribution #2 d. Matching Contribution #3 e. Matching Contribution #4 f. Nonelective Contribution #1 g. Nonelective Contribution #2 h. Nonelective Contribution #3 i. Nonelective Contribution #4

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

j. QACA Safe Harbor Contribution* _____

k. Top Heavy Minimum Contribution _____

l. Other: _____________ _____
(Specify Employer Contribution and, if applicable, to which group of Eligible Employees the vesting schedule option applies)

**QACA Safe Harbor Contributions must be 100% vested after an Employee has completed no more than two Years/Periods of Service.*

Note: *For any Plan Year the Plan is Top Heavy, the Top Heavy vesting schedule elected in k. above applies. For purposes of the Top Heavy Minimum Contribution, the vesting schedule option chosen in k. must be at least as favorable as a three-year cliff vesting schedule (option #3 above) or a six-year graded vesting schedule (option #6 above). For options #7 and #8, the vested percentage for every Year of Service must satisfy the vesting requirements under the six-year graded schedule (unless 100% vesting occurs after no more than three Years of Service). Any switch to a Top Heavy vesting schedule will remain in effect even if the Plan later falls out of Top Heavy status, unless the Employer executes an Amendment to this Adoption Agreement. If no vesting schedule option is selected in k. above, the default Top Heavy vesting schedule for plans using a graded vesting schedule will be a six-year graded vesting schedule (option #6 above), and for plans using a cliff vesting schedule, it will be a three-year cliff vesting schedule (option #3 above).*

B. ***VESTING SERVICE EXCLUDED.*** In applying the vesting schedule(s) elected above, the following service with the Employer is excluded *(if option #1 is selected, do not select option #2 or #3. Options #2 and #3 may be selected together, or just option #2 or #3, selecting all that apply)*:

1. ☐ None. All service with the Employer counts for vesting purposes.

2. ☐ Service before the original Effective Date of this Plan or a predecessor plan is excluded.

3. ☐ Service completed before the Employee's 18th birthday is excluded.

C. ***VESTING UPON DEATH, DISABILITY OR EARLY RETIREMENT AGE WHILE EMPLOYED***. A Participant becomes 100% immediately vested if, while employed by the Employer, the Participant dies, terminates employment due to Disability, or reaches Early Retirement Age (if applicable). Alternatively, the Employer may choose to apply the vesting schedule indicated in A. above upon any of these events as selected below *(select all that apply)*:

1. ☐ Vesting schedule applies to Participants who die while employed.

2. ☐ Vesting schedule applies to Participants who terminate employment due to Disability.

3. ☐ Vesting schedule applies to Participants who reach Early Retirement Age while employed.

D. ***ALLOCATION OF FORFEITURES***. Forfeitures will first be used to restore previously forfeited amounts to Participant's Accounts. Any remaining Forfeitures will be:

Nonelective	***Match***	
☐	☐	Used first to offset Plan expenses.
☐	☐	Used to reduce future Matching Contributions.
☐	☐	Used to reduce future Nonelective Contributions.

49

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Reallocated to other Participants in proportion to Compensation, as additional Matching Contributions. Reallocated to other Participants in proportion to Compensation, as additional Nonelective Contributions. Added to Matching Contributions. Added to Nonelective Contributions. N/A Reallocated to all Participants in proportion to Elective Deferrals as Matching Contributions. E. TIMING OF ALLOCATION OF FORFEITURES. If a former Participant has received the full value of his vested Account balance or has incurred five consecutive one-year Breaks in Service, the nonvested portion of the Account will be forfeited and the forfeited amounts will be disposed of or reallocated as follows (select one if applicable): 1. As of any Valuation or Allocation Date during the Plan Year, or as soon as administratively feasible following the end of the Plan Year, in which the former Participant receives full payment of his vested benefit. 2. During the Plan Year following the Plan Year in which the Forfeiture arose. 3. As of the end of the Plan Year during which the former Participant receives full payment of his vested benefit. 4. As of the next Valuation or Allocation Date following the date on which the former Participant receives full payment of his vested benefit. X. RETIREMENT DATE/DISABILITY A. NORMAL RETIREMENT AGE means the (select one and complete as applicable): 1. Date a Participant attains age 55 (not to exceed 65). 2. Later of the date a Participant attains age (not to exceed 65) or the (not to exceed 5th) anniversary of the first day of the Plan Year in which Plan participation commenced. B. NORMAL RETIREMENT DATE means the (select one): 1. Participant’s Normal Retirement Age under the Plan. 2. First day of the month next following the Participant’s Normal Retirement Age. 3. First day of the month on or next following the Participant’s Normal Retirement Age. C. EARLY RETIREMENT AGE means the (select one of 1., 2., or 3. below and complete as applicable): 1. N/A. No Early Retirement Age under the Plan. 2. Date a Participant attains age . 3. Date a Participant attains age and completes Years/Periods of Service. For Early Retirement Age purposes, Years/Periods of Service means (select a. or b. below): a. Hours of Service (no more than 1,000).

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 b. Elapsed Time Method. D. EARLY RETIREMENT DATE means the (select one, if applicable): 1. Participant’s Early Retirement Age under the Plan. 2. First day of the month next following the Participant’s Early Retirement Age. 3. First day of the month on or next following the Participant’s Early Retirement Age. E. DI Do ABILITY. A Participant is considered Disabled under the Plan as defined under the Basic Plan cument unless otherwise selected below (select and complete as applicable): 1. The Participant meets the eligibility requirements for receiving Social Security disability benefits. 2. An illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than twelve (12) months or can be expected to result in death, as certified by a physician satisfactory to the Employer, which prevents the Participant from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience. 3. The Participant meets the eligibility requirements for receiving benefits under the Employer’s long term disability plan. 4. Other: (must be an objective definition and cannot be discriminatory under the Internal Revenue Code). XI. IN-SERVICE WITHDRAWALS, LOANS AND REQUIRED MINIMUM DISTRIBUTIONS A. IN-SERVICE WITHDRAWALS (select 1. or 2. (but not both), and if applicable, 3. and/or 4.): Note: Spousal Consent will be required for in-service withdrawals unless the Plan meets the conditions for the Profit Sharing Plan Exception in the Basic Plan Document. Note: Distributions from a Participant’s Elective Deferral Account, Roth Elective Deferral Account, Safe Harbor Contribution Accounts (any type), Qualified Matching Contribution Account, and Qualified Nonelective Contribution Account are subject to restrictions and generally may not be distributed prior to age 59. 1. In-service withdrawals are not permitted under the Plan. 2. In-service withdrawals are permitted under the Plan from the contribution types indicated below (select applicable contribution types and associated in-service withdrawal restrictions and complete as applicable. If a particular contribution type is not offered under the Plan, leave blank and do not select): a. Elective Deferrals/Roth Elective Deferrals i. Not available for in-service withdrawal. ii. Available if the Participant has attained age 59 1/2 (not less than 59). iii. Available if the Participant has attained Normal Retirement Age (not less than 59). b. Voluntary After-Tax Contributions i. Not available for in-service withdrawal. ii. Available for in-service withdrawals without restrictions.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iii. Available if the Participant has attained age . iv. Available if the Participant has attained Normal Retirement Age. v. Available after five years of Plan participation. c. Required After-Tax Contributions i. Not available for in-service withdrawal. ii. Available for in-service withdrawals without restrictions. iii. Available if the Participant has attained age . iv. Available if the Participant has attained Normal Retirement Age. v. Available after five years of Plan participation. d. Rollover Contributions i. Not available for in-service withdrawal. ii. Available for in-service withdrawals without restrictions. iii. Available if the Participant has attained age 59 . iv. Available if the Participant has attained Normal Retirement Age. v. Available after five years of Plan participation. e. Matching Contributions (Match #1) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. f. Matching Contributions (Match #2) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. 53

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. g. Matching Contributions (Match #3) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. h. Matching Contributions (Match #4) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. i. Nonelective Contributions (Nonelective #1) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. j. Nonelective Contributions (Nonelective #2) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. k. Nonelective Contributions (Nonelective #3) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. l. Nonelective Contributions (Nonelective #4) i. Not available for in-service withdrawal. ii. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of age . iii. The Participant may withdraw any portion of his Account balance after attainment of Normal Retirement Age. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 iv. The Participant may withdraw any portion of the Vested Interest of his Account balance after attainment of five years of Plan participation. v. The Participant may withdraw any portion of the vested portion that has been credited to his Account for a period of at least two years. Note: If both options iv. and v. above are selected, note that for any applicable withdrawal, this means the earlier of the two dates. m. Non-QACA Safe Harbor Matching Contributions i. Not available for in-service withdrawal. ii. Available if the Participant has attained age 59 (not less than 59). iii. Available if the Participant has attained Normal Retirement Age (not less than 59). n. Non-QACA Safe Harbor Nonelective Contributions i. Not available for in-service withdrawal. ii. Available if the Participant has attained age (not less than 59). iii. Available if the Participant has attained Normal Retirement Age (not less than 59). o. QACA Safe Harbor Matching Contributions i. Not available for in-service withdrawal. ii. Available if the Participant has attained age (not less than 59). Iii Available if the Participant has attained Normal Retirement Age (not less than 59). p. QACA Safe Harbor Nonelective Contributions i. Not available for in-service withdrawal. ii. Available if the Participant has attained age (not less than 59). iii. Available if the Participant has attained Normal Retirement Age (not less than 59). q. QMACs i. Not available for in-service withdrawal. ii. Available if the Participant has attained age (not less than 59). iii. Available if the Participant has attained Normal Retirement Age (not less than 59). r. QNECs i. Not available for in-service withdrawal. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 ii. Available if the Participant has attained age (not less than 59). iii. Available if the Participant has attained Normal Retirement Age (not less than 59). 3. Qualified Reservist Distributions (as defined in Code § 72(t)(2)(G)(iii)) are available for withdrawal under the Plan, unless otherwise selected below: Qualified Reservist Distributions are not available for withdrawal under the Plan. B. SAFE HARBOR HARDSHIP WITHDRAWALS (select 1. or 2. (but not both), and if applicable, 3.): Note: Spousal Consent will be required for Safe Harbor Hardship Withdrawals unless the Plan meets the conditions for the Profit Sharing Plan Exception in the Basic Plan Document. Note: As a condition of receiving a Safe Harbor Hardship Withdrawal from the Plan, a Participant must first take all nontaxable loans, if applicable, and other in-service withdrawals available under all plans maintained by the Employer. 1. Safe Harbor Hardship Withdrawals are not permitted under the Plan. 2. Safe Harbor Hardship Withdrawals are permitted under the Plan, from the following contribution types (select all that apply): a. Elective Deferrals (excluding earnings). b. Elective Deferrals plus any earnings credited as of December 31, 1988 (or, if later, the end of the last Plan Year ending before July 1, 1989). c. Roth Elective Deferrals (excluding earnings). d. Voluntary After-Tax Contributions plus earnings. e. Required After-Tax Contributions plus earnings. f. Rollover Contributions plus earnings. g. Vested Matching Contribution #1 plus earnings. h. Vested Matching Contribution #2 plus earnings. i. Vested Matching Contribution #3 plus earnings. j. Vested Matching Contribution #4 plus earnings. k. Vested Nonelective Contribution #1 plus earnings. l. Vested Nonelective Contribution #2 plus earnings. m. Vested Nonelective Contribution #3 plus earnings. n. Vested Nonelective Contribution #4 plus earnings. o. Qualified Matching Contributions (plus earnings) credited as of December 31, 1988 (or, if later, the end of the last Plan Year ending before July 1, 1989). p. Qualified Nonelective Contributions (plus earnings) credited as of December 31, 1988 (or, if later, the end of the last Plan Year ending before July 1, 1989).

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 3. Safe Harbor Hardship Withdrawals Not Permitted on Behalf of Primary Non- Spouse Beneficiaries. Safe Harbor Hardship Withdrawals will not be permitted to be taken on behalf of primary non-Spouse Beneficiaries. C. NON-SAFE HARBOR HARDSHIP WITHDRAWALS (select 1. or 2. (but not both), and if applicable, 3.): Note: Cannot be selected if Safe Harbor Hardship Withdrawals are allowed under the Plan. Note: Spousal Consent will be required for Non-Safe Harbor Hardship Withdrawals unless the Plan meets the conditions for the Profit Sharing Plan Exception in the Basic Plan Document. Note: If Non-Safe Harbor Hardship Withdrawals are permitted, complete Appendix B to reflect the additional immediate and heavy financial needs, if any, beyond the safe harbor financial needs specified in the Basic Plan Document. 1. Non-Safe Harbor Hardship Withdrawals are not permitted under the Plan. 2. Non-Safe Harbor Hardship Withdrawals are permitted under the Plan, from the following contribution types (cannot be selected if B.2. above is selected; otherwise, select all that apply): a. Elective Deferrals (excluding earnings). b. Elective Deferrals plus any earnings credited as of December 31, 1988 (or, if later, the end of the last Plan Year ending before July 1, 1989). c. Roth Elective Deferrals (excluding earnings). d. Voluntary After-Tax Contributions plus earnings. e. Required After-Tax Contributions plus earnings. f. Rollover Contributions plus earnings. g. Vested Matching Contribution #1 plus earnings. h. Vested Matching Contribution #2 plus earnings. i. Vested Matching Contribution #3 plus earnings. j. Vested Matching Contribution #4 plus earnings. k. Vested Nonelective Contribution #1 plus earnings. l. Vested Nonelective Contribution #2 plus earnings. m. VestedNonelective Contribution #3 plus earnings. n. Vested Nonelective Contribution #4 plus earnings. o. Qualified Matching Contributions (plus earnings) credited as of December 31, 1988 (or, if later, the end of the last Plan Year ending before July 1, 1989). p. Qualified Nonelective Contributions (plus earnings) credited as of December 31, 1988 (or, if later, the end of the last Plan Year ending before July 1, 1989). DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 Note: Non-Safe Harbor Hardship Withdrawals are not allowed from Safe Harbor Contributions of any type. 3. Non-Safe Harbor Hardship Withdrawals Not Permitted on Behalf of Primary Non- Spouse Beneficiaries. Non-Safe Harbor Hardship Withdrawals will not be permitted to be taken on behalf of primary non-Spouse Beneficiaries. D. LOANS TO PARTICIPANTS (select one): Note: Spousal Consent will be required for loans unless the Plan meets the conditions for the Profit Sharing Plan Exception in the Basic Plan Document. 1. Participant loans are not permitted under the Plan. 2. Participant loans are permitted under the Plan, in accordance with Section 11.7 of the Basic Plan Document and the Employer’s separate Loan Policy Document and established procedures. (Note: The Plan requires the adoption of a separate written Loan Policy Document setting forth the requirements of the loan program.) E. REQUIRED MINIMUM DISTRIBUTION RULES (select all that apply): 1. A Participant’s Required Beginning Date (for non-5% owners of the Employer) is (select one): a. April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 or retires. b. April 1 of the calendar year following the calendar year in which the Participant attains age 70. 2. Regardless of distribution options selected under Section XII below, a Participant’s required minimum distribution will be paid in accordance with any method that meets the requirements of Code section 401(a)(9) and the Regulations thereunder, unless elected otherwise below: a. All minimum required distributions will be paid as a single lump sum. 3. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date provided under the Basic Plan Document, but the Participant’s entire interest will be distributed to the Designated Beneficiary by the December 31 of the calendar year containing the fifth anniversary of the Participant’s death. 4. Election to Allow Participants or Beneficiaries to Elect 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule described in the Basic Plan Document applies to distributions after the death of a Participant who has a Designated Beneficiary. XII. DISTRIBUTION PROVISIONS – TERMINATION OF EMPLOYMENT A. NORMAL FORM OF BENEFIT. The normal (default) form of benefit is a (select one): 1. Lump sum. No annuities are offered under the Plan. The Plan is not subject to the Qualified Joint and Survivor Annuity rules and the Profit Sharing Plan Exception in the Basic Plan Document applies.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

2. ☒ ***Lump sum with annuities as optional form of benefit*.** Unless a Participant elects to receive his distribution in the form of an annuity, the Plan will not be subject to the Qualified Joint and Survivor Annuity rules and the Profit Sharing Plan Exception in the Basic Plan Document will apply.

3. ☐ ***Qualified Joint and Survivor Annuity (if married) or Straight Life Annuity (if single)*.**

   The Qualified Joint and Survivor Annuity is a *(select one)*:

   a. ☐ 100% QJSA *(must also elect 50% J&S optional form in C.6. below).*

   b. ☐ 75% QJSA *(must also elect 50% J&S optional form in C.6. below).*

   c. ☐ 66⅔% QJSA *(must also elect 75% J&S optional form in C.8. below).*

   d. ☐ 50% QJSA *(must also elect 75% J&S optional form in C.8. below).*

B. ***QUALIFIED PRERETIREMENT SURVIVOR ANNUITY*** *(do not complete if A.1. is selected above. Otherwise, select one):*

1. ☒ A ***100%*** Qualified Preretirement Survivor Annuity equal to 100% of the Participant's vested Account balance as of the date of the Participant's death.

2. ☐ A ***50%*** Qualified Preretirement Survivor Annuity equal to 50% of the Participant's vested Account balance as of the date of the Participant's death. The remainder of the Participant's vested Account balance will be distributed in an optional form elected by the applicable Beneficiary.

C. ***OPTIONAL FORMS OF BENEFIT.*** The Plan provides for the following optional forms of distribution (*select all that apply and complete as applicable. Do not select C.4.-10. below if A.1.a. is selected above.*):

1. ☐ Lump sum.

2. ☒ Installment payments.

3. ☒ Partial payments. If applicable, minimum amount of $_____.

4. ☒ Straight Life Annuity.

5. ☐ Term certain annuity with payments guaranteed for _____ years *(not in excess of 20).*

6. ☒ 50% joint and survivor annuity. *(Note: If the QJSA selected in A.3. above is 75% or 100%, then this optional form of benefit will be allowed regardless of whether or not this option is selected.)*

7. ☐ 66⅔% joint and survivor annuity.

8. ☒ 75% joint and survivor annuity. *(Note: If the QJSA selected in A.3. above is 50% or 66⅔%, then this optional form of benefit will be allowed regardless of whether or not this option is selected.)*

9. ☐ 100% joint and survivor annuity.

10. ☐ Contingent annuity.

59

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 D. TYPE OF PAYMENT (select all that apply and complete as applicable): 1. Cash. 2. Employer securities. 3. Other (specify type of payment allowed under the Plan such as investments held in a self-directed brokerage account or annuity contracts): . E. TIMING OF DISTRIBUTIONS UPON SEVERANCE FROM EMPLOYMENT. Except to the extent provided below in F., distributions payable due to Severance from Employment will be paid as soon as administratively feasible (select one and complete as applicable): 1. Following the date on which a distribution is requested or otherwise payable. 2. On or after the Valuation Date following the date a distribution is requested or otherwise payable. 3. Following the end of the Plan Year during which a distribution is requested or otherwise payable. 4. Following the close of the Plan Year during which the Participant incurs (no more than 5) consecutive one-year Breaks in Service. 5. After the Participant has attained Normal Retirement Age or Early Retirement Age (if applicable), under the Plan. 6. Other: (must be permissible under the Internal Revenue Code and apply uniformly to all Participants under the Plan). F. INVOLUNTARY CASH OUT AND AUTOMATIC ROLLOVER PROVISIONS (select 1. or 2. (but not both), and if applicable, 3.): 1. The Plan will not make any involuntary cash outs to terminated vested Participants nor will any Participant's Account balance be subject to the automatic rollover requirements of Code § 401(a)(31) and Section 12.11 of the Basic Plan Document. Terminated vested Participants must consent to any distribution from the Plan. 2. The Plan will make involuntary cash outs of Account balances of terminated vested Participants and/or apply the automatic rollover requirements of Code § 401(a)(31) and Section 12.11 of the Basic Plan Document as follows (select one): a. The Plan will make involuntary cash outs of Account balances of terminated vested Participants of $1,000 or less. Distribution of Account balances greater than $1,000 will only be made at the request of the Participant. b. The Plan will make involuntary cash outs of Account balances of terminated vested Participants of $1,000 or less. In addition, Eligible Rollover Distributions of Account balances greater than $1,000 but not greater than $5,000 will be subject to the automatic rollover requirements. c. Eligible Rollover Distributions of Account balances of $5,000 or less will be subject to the automatic rollover requirements. 3. Inclusion/Exclusion of Rollovers in determining amounts subject to Automatic Rollover Requirements. In determining the amounts subject to the automatic rollover requirements, Rollover Contributions will be (select one if 2.b. or 2.c. above is selected):

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 a. Included. b. Excluded. Note: Rollover contributions must be included in determining the $1,000 cash out threshold, if applicable. XIII. NONDISCRIMINATION TESTING PROVISIONS A. DEFINITION OF HIGHLY COMPENSATED EMPLOYEE. In determining which Employees are Highly Compensated Employees, the following apply (select all that apply): 1. Top-Paid Group Election. The Top-Paid Group Election is not made by the Employer unless selected below: The Top-Paid Group Election is made by the Employer. 2. The Calendar Year Data election is made by the Employer, and the Look-Back Year will be the calendar year beginning within the preceding Plan Year. (Note: This option may only be chosen if the Plan Year is not the calendar year. If this option is not selected, the determination of Highly Compensated Employees will be based on the Plan Year.) B. ADP TESTING ELECTIONS. The Plan is using the following testing method for purposes of the ADP Test (select as applicable): 1. N/A. The Plan is not subject to ADP testing. The Plan is a design-based Non-QACA or QACA Safe Harbor Plan. 2. Current Year Testing method (this method must be selected if the Employer wants to exercise the right to contribute a corrective QNEC or QMAC to the Plan). 3. Prior Year Testing method. 4. Testing Election for First Plan Year. If option B.3 above is chosen for the first year the Code § 401(k) feature is added to the Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ADP of Non-Highly Compensated Employees for the preceding Plan Year will be (select one if applicable): a. 3%. b. The actual deferral percentage for the initial Plan Year. C. ACP TESTING ELECTIONS. The Plan is using the following testing method for purposes of the ACP Test (select as applicable): 1. N/A. The Plan is not subject to ACP testing. The Plan does not offer Voluntary After-Tax, Required After-Tax, or Employer Matching Contributions. 2. N/A. The Plan is not subject to ACP testing. The Plan is a design-based Non-QACA or QACA Safe Harbor Plan that does not offer Voluntary After-Tax or Required After-Tax and the ACP Test Safe Harbor requirements for Matching Contributions are met. 3. Current Year Testing method (this method must be selected if the Employer wants to exercise the right to contribute a corrective QNEC or QMAC to the Plan). 4. Prior Year Testing method.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 5. Testing Election for First Plan Year. If option C.4 above is chosen for the first year the Code § 401(m) feature is added to the Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ACP of Non-Highly Compensated Employees for the preceding Plan Year will be (select one if applicable): a. 3%. b. The actual contribution percentage for the initial Plan Year. D. TOP HEAVY PROVISIONS 1. Top Heavy Minimum Allocation. The minimum allocation requirements for any Top Heavy Plan Year will be applied to (select one): a. All eligible Participants. b. Only eligible non-Key Employees who are Participants. 2. Minimum Contribution Rules for More Than One Plan Maintained by the Employer. If the Plan is or becomes Top Heavy, the minimum contribution or benefit required under Code § 416 will be met as elected below (select one and complete as applicable): a. The applicable minimum contribution will be met by this Plan. b. The minimum contribution will be met by (insert name of other qualified defined contribution plan): , will be in the amount of % of Compensation and will be provided to (specify groups of Participants to receive the minimum): . c. The minimum benefit will be met by (insert name of other qualified defined benefit plan): and will be in the amount of (include interest rate and mortality table, if applicable). 3. Matching Contributions will be included for purposes of meeting Top Heavy minimum contributions unless otherwise selected below: Matching Contributions will not be included for purposes of meeting Top Heavy minimum contributions. XIV. MISCELLANEOUS PROVISIONS A. PARTICIPANT-DIRECTED INVESTMENTS (select 1. or 2. (but not both)): 1. Participant-directed investments are not permitted for any Accounts under the Plan. 2. Participant-directed investments are permitted for (select all applicable Accounts): a. All Accounts under the Plan. b. Elective Deferral/Roth Elective Deferral Account. c. Voluntary After-Tax Contribution Account. d. Required After-Tax Contribution Account. e. Rollover Contribution Account. f. Matching Contribution (Match #1) Account.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 g. Matching Contribution (Match #2) Account. h. Matching Contribution (Match #3) Account. i. Matching Contribution (Match #4) Account. j. Nonelective Contribution (Nonelective #1) Account. k. Nonelective Contribution (Nonelective #2) Account. l. Nonelective Contribution (Nonelective #3) Account. m. Nonelective Contribution (Nonelective #4) Account. n. Non-QACA Safe Harbor Contribution Account. o. QACA Safe Harbor Contribution Account. p. QMAC Account. q. QNEC Account. r. Other: (specify Account(s), e.g., any Frozen Account(s) maintained as part of the Plan). B. ERISA § 404(C). With respect to the Accounts subject to Participant investment direction, the Employer intends to be covered by the fiduciary liability exemption provisions under ERISA § 404(c). C. QDRO PAYMENT DATE. For purposes of making distribution to an alternate payee under a QDRO, the QDRO payment date will be (select one): 1. The date the QDRO is determined to be qualified. 2. The Participant’s "earliest retirement age", as defined under Code § 414(p)(4)(B). D. VALUATION DATES. Except for those assets, if any, identified below, the assets of the Plan will be valued on a daily basis at the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern Time) on any business day that Transamerica is open for business: Other (enter property or asset and valuation date(s); valuation date(s) must be at least once each Plan Year): XV. PROVIDER INFORMATION A. PROVIDER INFORMATION Name of Provider: Transamerica Retirement Solutions, LLC Address of Provider: 440 Mamaroneck Avenue, Harrison, NY 10528 Telephone Number:(914) 627-3000 Questions concerning the language contained herein and the qualification of the Pre-approved Plan should be addressed to: Transamerica Retirement Solutions, LLC B. RELIANCE ON OPINION LETTER. A Sponsoring Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code § 401(a) only to the extent provided under Revenue Procedure 2017-41. The Employer may not rely on an opinion

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 letter in certain other circumstances or with respect to certain qualification requirements, as specified in the Plan’s opinion letter and in Revenue Procedure 2017-41. Failure to operate the Plan in accordance with the terms of the Plan document may result in disqualification of the Plan. This Adoption Agreement may only be used in conjunction with the Transamerica Retirement Solutions, LLC Basic Plan Document No. 01. As the Provider of the Pre-approved Plan, Transamerica Retirement Solutions, LLC shall inform the Sponsoring Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Pre-approved Plan document. XVI. SIGNATURES The Employer, by executing this Adoption Agreement, adopts the Transamerica Retirement Solutions, LLC Pre-approved 401(k) Profit Sharing Plan, pursuant to the provisions selected in this Adoption Agreement. The Plan and any applicable Trust are intended to meet the requirements of §§ 401(a) and 401(k), as applicable, and 501(a) of the Internal Revenue Code of 1986, as amended, including Regulations issued thereunder. The Employer, by executing this Adoption Agreement, acknowledges that it is a legal document with significant legal and tax ramifications, and agrees to the terms and provisions of this Pre-approved Plan. The Employer further understands that its failure to properly or timely complete or amend this Adoption Agreement may result in disqualification of the Plan. Transamerica Retirement Solutions, LLC assumes no responsibility for the completion and operation of the Plan established under this Adoption Agreement and the Basic Plan Document. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement. The Sponsoring Employer hereby authorizes Transamerica Retirement Solutions, LLC as the Provider of the Pre-approved Plan, to amend the Plan on the Employer’s behalf and in accordance with Section 18.1 of the Basic Plan Document, for changes in the Code, regulations, revenue rulings, and other statements issued by the Internal Revenue Service, including model, sample, or good faith amendments, provided such amendments will not cause the Plan to become an individually designed plan. The Sponsoring Employer understands that it may need to sign certain optional amendments. A. SPONSORING EMPLOYER 1. Name of Sponsoring Employer: Transamerica Corporation 2. Executed on behalf of the Sponsoring Employer by: Holly Waters _ 3. Title: Chief People Officer and Senior Vice President 4. Signature: 12/25/2022 | 8:49 AM PST 5. Date of execution: B. TRUST AGREEMENT (select 1. or 2. below): 1. Plan assets are held in group annuity contracts. There is no Trustee and the terms of the contract(s) apply. 2. Plan assets are held in a tax-qualified Trust, as set forth in the separate executed Trust Agreement between the Employer and the Trustee. C. TRUSTEE (if applicable, select 1. or 2. below): 1. The appointed Trustee acts in the capacity of a non-discretionary directed Trustee. 2. The appointed Trustee acts in the capacity of a discretionary Trustee.

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 PARTICIPATION AGREEMENT FOR RELATED PARTICIPATING EMPLOYERS Each Related Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement. By executing this Participation Agreement, the undersigned Employer elects to become a Related Participating Employer in the Plan and the Employer hereby consents to such adoption of, and participation under, the Plan upon the following terms: (1) Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Related Participating Employer as the “Employer” under the Plan and shall be separate and disti nct from that imposed upon the Employer. It is the intention of the parties that the Related Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Related Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees or Participants, under the Plan. (2) The execution of this Agreement by this Related Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed by the Related Participating Employer, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto. The Related Participating Employer agrees to be bound by the terms of the Plan and Trust as adopted by the Sponsoring Employer, including any amendments thereto and any elections made by the Sponsoring Employer, except to the extent the Related Participating Employer makes separate elections with respect to its employees. (3) Further, the Related Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments, whether required or voluntary, and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures, Trust Agreement). Any reference to the “Employer” in this Adoption Agreement is also a reference to the Related Participating Employer, unless otherwise noted. A. RELATED PARTICIPATING EMPLOYER INFORMATION: Name: Transamerica Life Insurance Company Address: 6400 C St SW, Cedar Rapids IA 52499 Phone Number: Tax ID Number: 39-0989781 B. EFFECTIVE DATE(S): NEW PLAN: The Related Participating Employer’s adoption of this Plan constitutes the adoption of a new plan by the Related Participating Employer effective as of: (insert Effective Date of Plan for the Related Participating Employer). RESTATEMENT: The Related Participating Employer is currently a Related Participating Employer in the Plan and is adopting this amended and restated Plan effective as of: January 1, 2022 (insert Effective Date of the adoption of the amended and restated Plan), with the Related Participating Employer having originally commenced participation in the Plan effective as of: January 1, 2014 (insert original Effective Date of Plan for the Related Participating Employer). RESTATEMENT AND MERGER: The Related Participating Employer’s adoption of this Plan constitutes the amendment and restatement of the Related Participating Employer’s plan known as:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 (insert name of merging plan), which plan is being merged into this Plan effective as of: (insert Effective Date of merger). C. SIGNATURES: Name of Related Participating Employer: Transamerica Life Insurance Company Name of authorized representative: Holly Waters Title: Chief People Officer and Senior Vice President Date: 12/25/2022 | 8:49 AM PST Signature: Executed on behalf of the Signatory Sponsoring Employer by: Holly Waters Title: Date: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Signature:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 PARTICIPATION AGREEMENT FOR RELATED PARTICIPATING EMPLOYERS Each Related Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement. By executing this Participation Agreement, the undersigned Employer elects to become a Related Participating Employer in the Plan and the Employer hereby consents to such adoption of, and participation under, the Plan upon the following terms: (1) Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Related Participating Employer as the “Employer” under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Related Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Related Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees or Participants, under the Plan. (2) The execution of this Agreement by this Related Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed by the Related Participating Employer, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto. The Related Participating Employer agrees to be bound by the terms of the Plan and Trust as adopted by the Sponsoring Employer, including any amendments thereto and any elections made by the Sponsoring Employer, except to the extent the Related Participating Employer makes separate elections with respect to its employees. (3) Further, the Related Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments, whether required or voluntary, and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures, Trust Agreement). Any reference to the “Employer” in this Adoption Agreement is also a reference to the Related Participating Employer, unless otherwise noted. A. RELATED PARTICIPATING EMPLOYER INFORMATION: Name: Transamerica Financial Life Ins. Co. Address: 6400 C St SW, Cedar Rapids IA 52499 Phone Number: Tax ID Number: 36-6071399 B. EFFECTIVE DATE(S): NEW PLAN: The Related Participating Employer’s adoption of this Plan constitutes the adoption of a new plan by the Related Participating Employer effective as of: (insert Effective Date of Plan for the Related Participating Employer). RESTATEMENT: The Related Participating Employer is currently a Related Participating Employer in the Plan and is adopting this amended and restated Plan effective as of: January 1, 2022 (insert Effective Date of the adoption of the amended and restated Plan), with the Related Participating Employer having originally commenced participation in the Plan effective as of: January 1, 2014 (insert original Effective Date of Plan for the Related Participating Employer). RESTATEMENT AND MERGER: The Related Participating Employer’s adoption of this Plan constitutes the amendment and restatement of the Related Participating Employer’s plan known as:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 (insert name of merging plan), which plan is being merged into this Plan effective as of: (insert Effective Date of merger). C. SIGNATURES: Name of Related Participating Employer: Transamerica Financial Life Ins Co Name of authorized representative: Holly Waters Title: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Date: Signature: Executed on behalf of the Signatory Sponsoring Employer by: Holly Waters Title: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Date: Signature:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 PARTICIPATION AGREEMENT FOR RELATED PARTICIPATING EMPLOYERS Each Related Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement. By executing this Participation Agreement, the undersigned Employer elects to become a Related Participating Employer in the Plan and the Employer hereby consents to such adoption of, and participation under, the Plan upon the following terms: (1) Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Related Participating Employer as the “Employer” under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Related Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Related Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees or Participants, under the Plan. (2) The execution of this Agreement by this Related Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed by the Related Participating Employer, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto. The Related Participating Employer agrees to be bound by the terms of the Plan and Trust as adopted by the Sponsoring Employer, including any amendments thereto and any elections made by the Sponsoring Employer, except to the extent the Related Participating Employer makes separate elections with respect to its employees. (3) Further, the Related Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments, whether required or voluntary, and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures, Trust Agreement). Any reference to the “Employer” in this Adoption Agreement is also a reference to the Related Participating Employer, unless otherwise noted. A. RELATED PARTICIPATING EMPLOYER INFORMATION: Name: Aegon USA Reality Advisors LLC Address: 6400 C St SW, Cedar Rapids IA 52499 Phone Number: Tax ID Number: 42-1205796 B. EFFECTIVE DATE(S): NEW PLAN: The Related Participating Employer’s adoption of this Plan constitutes the adoption of a new plan by the Related Participating Employer effective as of: (insert Effective Date of Plan for the Related Participating Employer). RESTATEMENT: The Related Participating Employer is currently a Related Participating Employer in the Plan and is adopting this amended and restated Plan effective as of: January 1, 2022 (insert Effective Date of the adoption of the amended and restated Plan), with the Related Participating Employer having originally commenced participation in the Plan effective as of: January 1, 2014 (insert original Effective Date of Plan for the Related Participating Employer). RESTATEMENT AND MERGER: The Related Participating Employer’s adoption of this Plan constitutes the amendment and restatement of the Related Participating Employer’s plan known as:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 (insert name of merging plan), which plan is being merged into this Plan effective as of: (insert Effective Date of merger). C. SIGNATURES: Name of Related Participating Employer: Aegon USA Realty Advisors LLC Name of authorized representative: Holly Waters Title: Senior Vice President 12/25/2022 | 8:49 AM PST Date: Signature: Executed on behalf of the Signatory Sponsoring Employer by: Holly Waters Title: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Date: Signature:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 PARTICIPATION AGREEMENT FOR RELATED PARTICIPATING EMPLOYERS Each Related Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement. By executing this Participation Agreement, the undersigned Employer elects to become a Related Participating Employer in the Plan and the Employer hereby consents to such adoption of, and participation under, the Plan upon the following terms: (1) Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Related Participating Employer as the “Employer” under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Related Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Related Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees or Participants, under the Plan. (2) The execution of this Agreement by this Related Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed by the Related Participating Employer, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto. The Related Participating Employer agrees to be bound by the terms of the Plan and Trust as adopted by the Sponsoring Employer, including any amendments thereto and any elections made by the Sponsoring Employer, except to the extent the Related Participating Employer makes separate elections with respect to its employees. (3) Further, the Related Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments, whether required or voluntary, and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures, Trust Agreement). Any reference to the “Employer” in this Adoption Agreement is also a reference to the Related Participating Employer, unless otherwise noted. A. RELATED PARTICIPATING EMPLOYER INFORMATION: Name: World Financial Group Address: 6400 C St SW, Cedar Rapids IA 52499 Phone Number: Tax ID Number: 42-1518386 B. EFFECTIVE DATE(S): NEW PLAN: The Related Participating Employer’s adoption of this Plan constitutes the adoption of a new plan by the Related Participating Employer effective as of: (insert Effective Date of Plan for the Related Participating Employer). RESTATEMENT: The Related Participating Employer is currently a Related Participating Employer in the Plan and is adopting this amended and restated Plan effective as of: January 1, 2022 (insert Effective Date of the adoption of the amended and restated Plan), with the Related Participating Employer having originally commenced participation in the Plan effective as of: January 1, 2014 (insert original Effective Date of Plan for the Related Participating Employer). RESTATEMENT AND MERGER: The Related Participating Employer’s adoption of this Plan constitutes the amendment and restatement of the Related Participating Employer’s plan known as:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 (insert name of merging plan), which plan is being merged into this Plan effective as of: (insert Effective Date of merger). C. SIGNATURES: Name of Related Participating Employer: World Financial Group Name of authorized representative: Holly Waters Title: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Date: Signature: Executed on behalf of the Signatory Sponsoring Employer by: Holly Waters Title: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Date: Signature:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 PARTICIPATION AGREEMENT FOR RELATED PARTICIPATING EMPLOYERS Each Related Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement. By executing this Participation Agreement, the undersigned Employer elects to become a Related Participating Employer in the Plan and the Employer hereby consents to such adoption of, and participation under, the Plan upon the following terms: (1) Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Related Participating Employer as the “Employer” under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Related Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Related Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees or Participants, under the Plan. (2) The execution of this Agreement by this Related Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed by the Related Participating Employer, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto. The Related Participating Employer agrees to be bound by the terms of the Plan and Trust as adopted by the Sponsoring Employer, including any amendments thereto and any elections made by the Sponsoring Employer, except to the extent the Related Participating Employer makes separate elections with respect to its employees. (3) Further, the Related Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments, whether required or voluntary, and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures, Trust Agreement). Any reference to the “Employer” in this Adoption Agreement is also a reference to the Related Participating Employer, unless otherwise noted. A. RELATED PARTICIPATING EMPLOYER INFORMATION: Name: Aegon Global Services LLC Address: 6400 C St SW, Cedar Rapids IA 52499 Phone Number: Tax ID Number: 81-4266921 B. EFFECTIVE DATE(S): NEW PLAN: The Related Participating Employer’s adoption of this Plan constitutes the adoption of a new plan by the Related Participating Employer effective as of: (insert Effective Date of Plan for the Related Participating Employer). RESTATEMENT: The Related Participating Employer is currently a Related Participating Employer in the Plan and is adopting this amended and restated Plan effective as of: January 1, 2022 (insert Effective Date of the adoption of the amended and restated Plan), with the Related Participating Employer having originally commenced participation in the Plan effective as of: January 1, 2014 (insert original Effective Date of Plan for the Related Participating Employer). RESTATEMENT AND MERGER: The Related Participating Employer’s adoption of this Plan constitutes the amendment and restatement of the Related Participating Employer’s plan known as:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 (insert name of merging plan), which plan is being merged into this Plan effective as of: (insert Effective Date of merger). C. SIGNATURES: Name of Related Participating Employer: Aegon Global Services LLC Name of authorized representative: Holly Waters Title: Chief People Officer and Senior Vice President Date: 12/25/2022 | 8:49 AM PST Signature: Executed on behalf of the Signatory Sponsoring Employer by: Holly Waters Title: Date: Chief People Officer and Senior Vice President 12/25/2022 | 8:49 AM PST Signature:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 PARTICIPATION AGREEMENT FOR UNRELATED PARTICIPATING EMPLOYERS Each Unrelated Participating Employer must execute a separate Participation Agreement. If not applicable, do not complete this Participation Agreement. By executing this Participation Agreement, the undersigned Employer elects to become an Unrelated Participating Employer in the Plan based on the provisions in Section 2.15 of the Basic Plan Document and the Employer hereby consents to such adoption of, and participation under, the Plan upon the following terms: (1) Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Unrelated Participating Employer as the “Employer” under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Unrelated Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Unrelated Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees or Participants, under the Plan. (2) The execution of this Agreement by this Unrelated Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed by the Unrelated Participating Employer, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto. The Unrelated Participating Employer agrees to be bound by the terms of the Plan and Trust as adopted by the Sponsoring Employer, including any amendments thereto and any elections made by the Sponsoring Employer, except to the extent the Unrelated Participating Employer makes separate elections with respect to its employees. (3) Further, the Unrelated Participating Employer hereby appoints the signatory sponsoring Employer as its attorney in fact for the purpose of adopting on its behalf all future amendments, whether required or voluntary, and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures, Trust Agreement). Any reference to the “Employer” in this Adoption Agreement is also a reference to the Unrelated Participating Employer, unless otherwise noted. A. UNRELATED PARTICIPATING EMPLOYER INFORMATION: Name: Address: Phone Number: Tax ID Number: B. EFFECTIVE DATE(S): NEW PLAN: The Unrelated Participating Employer’s adoption of this Plan constitutes the adoption of a new plan by the Unrelated Participating Employer effective as of: (insert Effective Date of Plan for the Unrelated Participating Employer). RESTATEMENT: The Unrelated Participating Employer is currently an Unrelated Participating Employer in the Plan and is adopting this amended and restated Plan effective as of: (insert Effective Date of the adoption of the amended and restated Plan), with the Unrelated Participating Employer having originally commenced participation in the Plan effective as of: (insert original Effective Date of Plan for the Unrelated Participating Employer). RESTATEMENT AND MERGER: The Unrelated Participating Employer’s adoption of this Plan constitutes the amendment and restatement of the Unrelated Participating Employer’s plan known as:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 (insert name of merging plan), which plan is being merged into this Plan effective as of: (insert Effective Date of merger). C. SIGNATURES: Name of Unrelated Participating Employer: Name of authorized representative: Title: Date: Signature: Executed on behalf of the Signatory Sponsoring Employer by: Title: Date: Signature:

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

APPENDIX A

PROTECTED BENEFITS

Protected Benefits: In general, an employer cannot reduce, eliminate or make subject to employer discretion any Code § 411(d)(6) protected benefits, except to the extent allowed under Code § 411(d)(6) and the Regulations thereunder. In situations in which this Plan is being adopted to amend another plan containing a protected benefit not provided for under this Plan, the Sponsoring Employer may complete this Schedule describing such protected benefit and such Schedule will become part of this Plan.

If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not either (1) available as a provision through the Pre-approved Plan or (ii) the subject of a prior determination, advisory, or opinion letter, the Employer cannot rely on the Pre-approved Plan Provider's opinion letter for qualification with respect to such benefit. If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-approved Plan or, in the case of a merger, the merger date and shall apply only to the extent required under Code Section 411(d)(6).

List protected benefits under the prior plan not provided for under this Pre-approved Plan:

1. **Prior plan provision:** TAG Resources LLC 401(k) Plan's QACA Matching contribution made prior to January 1, 2022 is 100% vested for all participants employed as of the date of the merger into the Plan. It is permitted for in-service withdrawal upon attainment of age 59 ½.

   Effective date: January 1, 2022

2. **Prior plan provision:** TAG Resources LLC 401(k) Plan's non-QACA Safe Harbor Nonelective contribution made prior to January 1, 2022 is 100% vested for all participants employed as of the date of the merger into the Plan. It is permitted for in-service withdrawal upon attainment of age 59 ½.

   Effective date: January 1, 2022

3. **Prior plan provision:** TAG Resources LLC 401(k) Plan's Rollover contributions made prior to the merger into the Plan are available for in-service withdrawal at any time.

   Effective date: January 1, 2022 4.

   Prior plan provision: Participants employed on December 31, 2021 are 100% vested in all Matching contributions made prior to January 1, 2022. Matching contributions for Participants terminated prior to December 31, 2021 will continue to be subject to the vesting schedule in the 2020 Amended and Restated Plan. Vested Matching contributions are eligible for in-service withdrawal upon the Participant's attainment of age 59 ½ .

   Effective date: January 1, 2022

5. **Prior plan provision:** After-tax contributions previously made to the Plan are permitted for in-service withdrawal at any time.

   Effective date: January 1, 2022

6. **Prior plan provision:** Any Participant who has a termination of employment with the Employer as a result of a transition of employment pursuant to the terms of the agreement between Long Term Care Group, Inc. and Money Services, Inc. dated February 14, 2019 and who begins employment with Long Term Care Group, Inc. or any of its controlled group members on or before

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 August 5, 2019 shall be 100% vested in all portions of the Account (inlcuing Employer Matching Contributions). Effective date: January 1, 2022 (Add additional prior plan protected benefits as needed.) DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

APPENDIX B

HISTORICAL PLAN PROVISIONS & CURRENT ADMINISTRATIVE PROCEDURES

A. ***Historical Plan Provisions:*** List provisions of the prior plan not found in this Pre-approved Plan or use this Appendix to document transactions or historical provisions of the Plan.

1. **Plan provision:**

   Effective date:

2. **Plan provision:**

   Effective date:

3. **Plan provision:**

   Effective date:

4. **Plan provision:** _____

   Effective date: _____

(Add additional Historical Plan Provisions as needed.)

B. ***Current Administrative Procedures:*** List administrative procedures related to plan administration not found in this Pre-approved Plan.

1. **Administrative procedure**: Any temporary, seasonal, intern Employees will become an Eligible Employee on the next Entry Date following the date he completes 1,000 Hours of Service within a 12-month period ending with the first anniversary date of the Employee's date of hire and each Plan Year thereafter. Regular Part Time Employees are not subject to this exclusion.

   Effective Date: January 1, 2022

2. **Administrative procedure:** Special company stock fund provisions. This provision governs the company stock fund (in additional to separate administrative procedure). The maximum portion a Participant may transfer into his or her company stock fun account from other investment funds is thirty percent (30%) of his Account, determined at the time the Participant transfers or deposits the amount in such company stok fund account. Further, the maximum portion a Participant may contribute into his company stok fund account is thirty (30%) of his current contributon to the Plan. The Plan Administrator shall have the right to pay from the Participant's Account any brokerage fees and expenses associated with such transfer and acquisition of company stock. Further, the Plan Administrator shall have the right to pay from the Participant's Account any brokerage fees and expenses associated with the conversion of units in the company stock fund to any other investment fund and/or cash. Within a reasonable time prior to each annual or special meeting of the shareholders of AEGON N.V., the Plan Administrator shall make available to each Participant a cpy of the proxy soliciting material (including an annual report) for the meeting, together with a form requesting instructions to the stck subtrust trustee or the company stock subtrust on how to vote the proprortional number of shares of company stock (and any frational share thereof) attributable to the Participant's interest in the company stock fund account. Upon receipt of such instruction, the stock subtrust trustee shall vote such shares to the extent possible to reflect the direction of such Participant. The company stock subtrust trustee shall vote the company stock attributable to each

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

Participant's interest in the company stock fund account for which the stock subtrust trustee does not receive voting instructions in the same proportion as the stock subtrust trustee votes the shares of company stock which are attributable to Participants' interests in the company stock fund of which the company stock subtrust trustee receives voting instructions. Nothwithstanding any provisions to the contrary, if a tender or exchange offer is made for a majority of the outstanding shares of company stock, a Participant shall direct the stock subtrust trustee as to the disposition of the proportional number of shares of company stock attributable to his interest in the company stock fund account. If a Participant does not direct the company stock subtrust trustee as to the disposition of the company stock attributable to his company stock fund account within the time specified, the Plan shall deem such Participant to have timely instructed the company stock subtrust trustee not to tender or exchange such shares of company stock.

Effective date: January 1, 2022

3. **Administrative procedure:** TAG Resources LLC 401(k) Plan's QACA Matching contribution made prior to January 1, 2022 is available for loans.

   Effective date: January 1, 2022

4. **Administrative procedure:** TAG Resources LLC 401(k) Plan's non-QACA Safe Harbor Nonelective contribution made prior to January 1, 2022 is available for loans.

   Effective date: January 1, 2022

5. **Administrative procedure:** Matchng contributions made to the Plan prior to January 1, 2022 is available for loans.

   Effective date: January 1, 2022

6. **Administrative procedure:** Matching contributions made to the Plan prior to January 1, 2022 is available for loans.

   Effective date: January 1, 2022

7. **Administrative procedure:** Non-Safe Harbor Hardship Withdrawals

   For purposes of Non-Safe Harbor Hardship Withdrawals, the additional immediate and heavy financial needs, if any, beyond the safe harbor financial needs specified in the Basic Plan Document are as follows: Special tax assessments due within 30 days; catastrophic, uninsured loss of the Participant's residence or primary vehicle, or replacement of lost income as a result of disability of the Participant or the Participant's Spouse.

   Effective date: January 1, 2022

(Add additional Current Administrative Procedures as needed.)

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 APPENDIX C NON-SAFE HARBOR DESIGN-BASED ALLOCATION FORMULA PLAN PROVISIONS If the non-safe harbor design-based allocation formula is elected by the Sponsoring Employer in Section B of Article VII hereof, the Employer will have the right to make a discretionary Nonelective Contribution each Plan Year. If one is made, the Employer will determine the total amount of contributions for each Plan Year and either (1) allocate such total amount to participant groups, or (2) allocate such total amount using age weighted allocation rates. In the case of Self-employed Individuals (i.e., sole proprietorships or partnerships), the requirements of Treas. Reg. § 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of the application of the allocation method. A. ALLOCATION FORMULAS. Such discretionary Nonelective Contribution will be allocated to each eligible Employee, using the following allocation formula (select one): 1. Participant Group Allocation Method. Such discretionary contribution will be made as follows (select a. or b. below. If option b is selected, define each allocation group; each of which must be clearly defined in a manner that will not violate the definitely determinable allocation requirement of Treas. Reg. § 1.401-1(b)(1) (ii). The design of the groups cannot be such that the only NHCEs benefiting under the Plan are those with the lowest amount of Compensation and /or the shortest periods of Service and who may represent the minimum number of these Employees necessary to satisfy minimum coverage under Code § 410(b)): a. Each Participant constitutes a separate group; or b. Participants shall be grouped as follows: i. Allocation Group A: ii. Allocation Group B: iii. Allocation Group C: iv. Allocation Group D: v. Allocation Group E: Additional allocation groups (and any changes thereto) may be added as needed as an addendum to this Appendix. 2. Age Weighted Allocation Method. The total discretionary Nonelective Contribution will be allocated to each Eligible Employee such that the equivalent benefit accrual rate for each Participant is identical. The following assumptions will be used to calculate the equivalent benefit accrual rate: Pre-retirement Mortality: Post-retirement Mortality: Pre-retirement Interest: Post-retirement Interest: 3. Age-Only Band Formula. Enter the starting allocation rate in the blank in (a) below, and the age and allocation rates for each age-only band in the blanks in (b) through (j) below. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 The schedule of allocation rates must have regular intervals such that each band, other than the band associated with the lowest and highest ages, is the same length. The allocation rate for each band must be greater than the allocation rate for the immediately preceding band (i.e., the band with the next lower number of years of age but by no more than five (5) percentage points). However, the ratio of the allocation rate for any band to the rate for the immediately preceding band must not exceed 2.0 and also must not exceed the ratio of allocation rates between the two (2) immediately preceding bands. a. First age band: The first allocation rate band is less than age twenty-five (25), with an allocation rate of %. Subsequent allocation rate bands are as follows: b. At least age but less than with an allocation rate of %, c. At least age but less than with an allocation rate of %, d. At least age but less than with an allocation rate of %, e. At least age but less than with an allocation rate of %, f. At least age but less than with an allocation rate of %, g. At least age but less than with an allocation rate of %, h. At least age but less than with an allocation rate of %, i. At least age but less than with an allocation rate of %, j. At least age with an allocation rate of %. 4. Years/Periods of Service Only Band Formula. Enter the starting allocation rate in the blank in (a) below, and the number of Years/Periods of Service and the allocation rates for each Year of Service-only band in the blanks in (b) through (h) below. The schedule of allocation rates must have regular intervals such that each band, other than the first band and the band associated with the highest Years/Periods of Service, is the same length. The allocation rate for each band must be greater than the allocation rate for the immediately preceding band (i.e., the band with the next lower number of Years/Periods of Service but by no more than five (5) percentage points). However, the ratio of the allocation rate for any band to the rate for the immediately preceding band must not exceed 2.0 and also must not exceed the ratio of allocation rates between the two (2) immediately preceding bands. a. First Year/Period of Service band: The first allocation rate band is less than one (1) Year/Period of Service, with an allocation rate of %. Subsequent allocation rate bands are as follows: b. At least but less than Years/Periods of Service with an allocation rate of %, c. At least but less than Years/Periods of Service with an allocation rate of %, d. At least but less than Years/Periods of Service with an allocation rate of %, e. At least but less than Years/Periods of Service with an allocation rate of %, f. At least but less than Years/Periods of Service with an allocation rate of %, DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 g. At least but less than Years/Periods of Service with an allocation rate of %, h. At least Years/Periods of Service with an allocation rate of %. 5. Age and Service Point Band Formula. Enter the starting allocation rate in the blank in (a) below, and the sum of age and service points and the allocation rates for each age and service point band in the blanks in (b) through (n) below. The schedule of allocation rates must have regular intervals such that each band, other than the first band and the band associated with the highest sum of age and Years/Periods of Service, is the same length. The allocation rate for each band must be greater than the allocation rate for the immediately preceding band (i.e., the band with the next lower sum of age and Years/Periods of Service but by no more than five (5) percentage points). However, the ratio of the allocation rate for any band to the rate for the immediately preceding band must not exceed 2.0 and also must not exceed the ratio of allocation rates between the two (2) immediately preceding bands. a. First age and service point band: The first allocation rate band is the sum of age and Years/Periods of Service of less than twenty-five (25), with an allocation rate of %. Subsequent allocation rate bands are as follows: b. At least but less than with an allocation rate of %, c. At least but less than with an allocation rate of %, d. At least but less than with an allocation rate of %, e. At least but less than with an allocation rate of %, f. At least but less than with an allocation rate of %, g. At least but less than with an allocation rate of %, h. At least but less than with an allocation rate of %, i. At least but less than with an allocation rate of %, j. At least but less than with an allocation rate of %, k. At least but less than with an allocation rate of %, l. At least but less than with an allocation rate of %, m. At least but less than with an allocation rate of %, n. At least with an allocation rate of %. B. MINIMUM REQUIREMENTS. The new comparability allocation formula elected above will satisfy Treas. Reg. § 1.401(a)(4)-2(c) by means of one of the following three conditions as applicable and as set forth in the Basic Plan Document: 1. Broadly Available Allocation Rates; or 2. Gradual Age or Years/Periods of Service Schedule; or 3. Minimum Allocation Gateway. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 APPENDIX D DAVIS-BACON PLAN PROVISIONS 1. The Plan is intended to be a Davis-Bacon Plan, and the Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Davis-Bacon Act, Service Contract Act, or other similar Federal, State or Municipal Prevailing Wage statutes, and only with respect to Compensation paid under such statutes. 2. The Prevailing Wage Contribution will be an amount equal to (select one): a. The balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant’s employment classification, as provided by the Employer. b. per hour will be made each Plan Year on behalf of any Participant whose eligibility is regulated by the Davis-Bacon Act or other prevailing wage law. The Prevailing Wage Contribution cannot be subject to any age or Service requirements, or Service or employment conditions, and is always 100% vested. 3. Is the Prevailing Wage Contribution considered a Qualified Nonelective Contribution as defined in Section 1.87 of the Basic Plan Document? a. Yes. b. No. 4. Will the Prevailing Wage Contribution made on behalf of a Participant for a Plan Year offset or reduce other Employer Contributions allocated or contributed on behalf of such Participant for the Plan Year? a. No, it will be in addition to other Employer Contributions. b. Yes, it will offset any other Employer Contributions under the Plan (other than any Non- QACA Safe Harbor Contributions). 5. Will Highly Compensated Employees be excluded from receiving the Prevailing Wage Contributions? a. Yes, Highly Compensated Employees will be excluded. b. No, Highly Compensated Employees will receive them. DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 APPENDIX E ELECTION FOR NON-QACA SAFE HARBOR DISCRETIONARY FLEXIBLE NONELECTIVE CONTRIBUTIONS The following elections were made with regard to the Plan’s Safe Harbor status pursuant to Section VIII.A.2.b. or VIII.B.6.d. herein. For the Plan Years indicated below, the Plan invoked a Safe Harbor status in accordance with Code §§ 401(k)(12) and 401(m)(11). For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section VIII.A.2.b. or VIII.B.6.d. herein apply. 1. For the Plan Year beginning and ending , the Employer hereby invokes a Safe Harbor status as provided in Code §§ 401(k)(12) and 401(m)(11). The Safe Harbor Contribution will be an amount equal to % (not less than 3%) of Compensation. This election is made on this day of , (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made). 2. For the Plan Year beginning and ending , the Employer hereby invokes a Safe Harbor status as provided in Code §§ 401(k)(12) and 401(m)(11). The Safe Harbor Contribution will be an amount equal to % (not less than 3%) of Compensation. This election is made on this day of , (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made). 3. For the Plan Year beginning and ending , the Employer hereby invokes a Safe Harbor status as provided in Code §§ 401(k)(12) and 401(m)(11). The Safe Harbor Contribution will be an amount equal to % (not less than 3%) of Compensation. This election is made on this day of , (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made). 4. For the Plan Year beginning and ending , the Employer hereby invokes a Safe Harbor status as provided in Code §§ 401(k)(12) and 401(m)(11). The Safe Harbor Contribution will be an amount equal to % (not less than 3%) of Compensation. This election is made on this day of , (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made). 5. For the Plan Year beginning and ending , the Employer hereby invokes a Safe Harbor status as provided in Code §§ 401(k)(12) and 401(m)(11). The Safe Harbor Contribution will be an amount equal to % (not less than 3%) of Compensation. This election is made on this day of , (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made). (Add additional Plan Year elections as needed.) DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 APPENDIX F PLAN MERGERS The purpose of this Appendix is to document all plan mergers into this Plan and to set forth any related protected benefits under Code § 411(d)(6). In accordance with this intent, note the following for each plan merger: The assets and liabilities of the Merging Plan will be transferred to, and merged with this Plan on the Merger Effective Date or as soon thereafter as practicable. Immediately after each plan merger, each Participant in the plans as merged shall have an Account balance equal to the sum of the Account balances the Participant had in the plans immediately prior to the mergers. If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not either (1) available as a provision through the Pre-approved Plan or (ii) the subject of a prior determination, advisory, or opinion letter, the Employer cannot rely on the Pre-approved Plan Provider’s opinion letter for qualification with respect to such benefit. If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-approved Plan or, in the case of a merger, the merger date and shall apply only to the extent required under Code Section 411(d)(6). Plan Merger #1 1. Name of Merging Plan: TAG Resources LLC 401(k) Plan 2. For plan mergers effective on or after the Effective Date specified in Section II.E of the Adoption Agreement: Initial Effective Date of Merging Plan: January 1, 2012 3. Merger Effective Date: July 1, 2022 4. Protected Benefits due to Plan Merger: Protected Benefit #1: QACA contributions made prior to merger are 100% vested for all participants employed as of the date of the merger. Protected Benefit #2: QACA contributions made prior to the merger are available for in- service withdrawal upon attainment of age 59 . Protected Benefit #3: Non-QACA Safe Harbor Nonelective contributions are 100% vested. Protected Benefit #4: Non-QACA Safe Harbor Nonelective contributions are available for in- service withdrawal upon attainment of age 59 . Protected Benefit #5: Rollover contributions accumulated prior to merger are available for in- service withdrawal at any time. Plan Merger #2 1. Name of Merging Plan: 2. For plan mergers effective on or after the Effective Date specified in Section II.E of the Adoption Agreement: Initial Effective Date of Merging Plan: DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 3. Merger Effective Date: 4. Protected Benefits due to Plan Merger: Protected Benefit #1: Protected Benefit #2: Protected Benefit #3: Protected Benefit #4: (Add any additional Protected Benefits if needed to each Plan Merger.) (Repeat as necessary for additional Plan mergers.) DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7

DocuSign Envelope ID: 293F9D5B-F0BC-4881-94EF-656AB49B11C7 APPENDIX G MODIFICATIONS TO THE PLAN NOT COVERED BY OPINION LETTER The purpose of this Appendix is to document all amendments to the Plan not covered by the opinion letter issued by the Internal Revenue Service. NOTE; The IRS opinion letter issued to this Pre-approved Plan does not provide any reliance on any amendments identified in this appendix. If any amendment is not one of the types described in section 8.03 of Revenue Procedure 2017-41, the Employer will lose all reliance on the IRS opinion letter. Sections 5.03 and 8.05 of Revenue Procedure 2017-41 must also be reviewed for the effect an amendment might have on an employer’s eligibility for the 6-year remedial amendment cycle and the Pre-approved Plan Provider’s amendment authority. Any amendments identified in this appendix which are integrated into the Pre-approved Plan document must be cross-referenced to this appendix. Amendment #1 Description of amendment: Interim Amendment Hardship Withdrawal Elections: Qualified Noneletive Contributions/Qualified Matching Contributions/Non-QACA Safe Harbor Contributions (and the income allocable thereto) are avaiable for hardship withdrawal. In the event of a conflict between the terms of this description and the Plan’s hardship withdrawal interim amendment, the provisions of the amendment will control. Amendment Effective Date: January 1, 2019 Amendment #2 Description of amendment: Amendment Effective Date: Amendment #3 Description of amendment: Amendment Effective Date: Amendment #4 Description of amendment: Amendment Effective Date: (Repeat as necessary for additional amendments.)